UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03591

CALVERT VARIABLE SERIES, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2012

Item 1.  Report to Stockholders.

[Calvert Variable Series Inc. VP SRI Strategic Portfolio Semi-Annual Reports to Shareholders]

[Calvert Variable Series Inc. VP Money Market Portfolio Semi-Annual Reports to Shareholders]

[Calvert Variable Series Inc. VP Small Cap Growth Portfolio Semi-Annual Reports to Shareholders]

[Calvert Variable Series Inc. VP Income Portfolio Semi-Annual Reports to Shareholders]

[Calvert Variable Series Inc. VP SRI Balanced Portfolio Semi-Annual Reports to Shareholders]

[Calvert Variable Series Inc. VP SRI Equity Portfolio Semi-Annual Reports to Shareholders]

[Calvert Variable Series Inc. VP SRI Mid Cap Growth Portfolio Semi-Annual Reports to Shareholders]

# Calvert VP SRI Strategic Portfolio

**Semi-Annual Report**
June 30, 2012

Calvert INVESTMENTS

CALVERT VP SRI STRATEGIC PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Thornburg Investment Management, Inc., Subadvisor

Investment Climate

Equities started the year strong as continuously improving U.S. economic data and healthy corporate earnings helped drive improvements in investor sentiment. However, negative head-winds from the eurozone, a slowdown in China, and the U.S. policy stalemate—which will likely worsen later in this election year—became a drag on equity markets as the year wore on. Despite the pullback, most global equity markets were still up considerably through the first half of 2012.

For the six-month reporting period, the Standard and Poor’s (S&P) 500 Index and Russell 1000 Index returned 9.49% and 9.38%, respectively, while the MSCI EAFE Index was up 3.38% and the MSCI Emerging Markets Index gained 4.12%. Small-cap stocks slightly underperformed large-cap stocks with the Russell 2000 Index of small-caps returning 8.53%. Growth outperformed value as the Russell 1000 Growth Index returned 10.08% versus the Russell 1000 Value Index’s return of 8.68%.

Within the Russell 1000 Index, Telecommunication Services, Financials, and Information Technology were the top-performing sectors through the first half of 2012. Despite a strong bounce this year, Financials lost some ground as negative investor sentiment heightened due to the European economic and sovereign debt crisis. At the same time, fears of a significant slowdown in China caused the Energy, Materials, and Industrials sectors to lag.

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.12)
Six month*	2.61%
One year	-14.95%
Five year	-3.89%
Ten year	3.93%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.95%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Total Return is not annualized for periods of less than one year.

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The U.S. corporate sector remained strong as aggregate earnings per share for S&P 500 companies grew 7.7% in the fourth quarter of 2011 on a year-over-year basis. This was followed by 69% of S&P 500 companies beating earnings expectations in the first quarter of 2012. Notably, 67% of these companies also beat their revenue estimates, which indicated improvements in top-line numbers and overall improvement in the strength of the U.S. economy.

Global inflation remained tame. Aggressive accommodative monetary policy by central banks around the globe helped equity markets rally hard off the lows of last fall, albeit on low volume. Also, the Federal Reserve (Fed) announced an extension of “operation twist” through the end of this year in an effort to further reduce long-term interest rates.

% of Total
ECONOMIC SECTORS	Investments

Consumer Discretionary	16.7%
Energy	10.2%
Financials	18.1%
Health Care	16.4%
Industrials	4.2%
Information Technology	23.5%
Materials	2.0%
Telecommunication Services	8.9%
Total	100%

The manufacturing sector continued to provide significant support to the U.S. economic recovery. A weak dollar, thanks to the especially accommodative monetary policy in the United States, continued to help U.S. exports and support the rebuilding of the domestic manufacturing and industrial base. However, some economic indicators have begun to be impacted by the economic recession in Europe and a slowdown in the emerging markets.

While the U.S. labor market is still weak, it showed very encouraging signs, although improvements seemed to slow down in the second quarter. The public sector accounted for a large portion of the job losses. However, we believe hiring will likely resume once pending policy measures clear political hurdles and companies have better visibility for the next several quarters.

2012 started with a surge in oil prices due to geopolitical tensions in the Middle East, but commodity prices--especially food and energy--softened, providing another source of support for the U.S. consumer. The continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery.

On the housing front, most data continued to point to an improving environment in residential housing, supported by historically low mortgage rates and low home prices. Despite high inventories of foreclosures still to be worked through, we believe the repair and the bottoming-out process in the housing market has started and should continue as the U.S. economy and U.S. consumers recover.

The European Central Bank’s LTRO (long term refinancing operation) seemed to help eurozone sovereign bond markets by driving down short-term yields and reducing investors’ perception of the probability of a tail risk event, such as a global financial crisis. Yet despite the positive impact of the LTRO, the fiscal drag began having a pervasive negative impact on economic growth throughout Europe, with core economies also coming under stress.

Markets focused on increased political turmoil in several eurozone countries. Greek elections in mid-June were framed as a referendum on Greece’s status in the eurozone. There was a global sigh of relief after the New Democracy party emerged victorious amid hope that Greece would adhere to the international bailout agreement.

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With Spain’s financial system badly in need of a capital injection, eurozone officials agreed to a 100 billion euro bailout for the country. But concern mounted that bailouts of eurozone countries that subordinate private investors in government bonds to official creditors were scaring away investors from the sovereign bond market, which could further accelerate and exacerbate the sovereign debt crisis and the likelihood of contagion.

After much nervous anticipation, market participants responded to the glimmer of hope arising from the European leaders’ two-day summit at the end of the June with what looked like a short-term relief rally. There were some important breakthroughs at the meeting, with Germany appearing more flexible on many of the proposed solutions.

The Chinese economy continued to show signs of slowing growth, with China’s HSBC Manufacturing PMI in contraction territory for eight consecutive months. China also cut its economic growth target from 8% to 7.5% during the first quarter, signaling its need to transition from an export-driven economy to a more sustainable, consumer-driven economic model.

A potential sharp slowdown or, more importantly, a hard landing in China, fueled by a possible bursting of a real estate bubble there, would certainly ripple strongly throughout the global economy, especially for emerging-market economies that supply China such as Brazil and Australia. As for the United States, this indirect impact may be less damaging than a domestic recession.

Outlook

Despite the resilient economic environment in the United States, the expiration of the Bush tax breaks and the payroll tax holiday, along with debt ceiling negotiations expected later this year, will probably be significant negatives for the economy. Even with positive corporate earnings and continued gradual economic recovery in the United States, these looming developments in the political landscape will most certainly weigh on U.S. gross domestic product growth and are likely to fuel market volatility in the second half of the year.

We believe that the relief rally following the June EU Leaders Summit is a welcome sign, but the positive sentiment may be short-lived as eurozone policymakers’ promises have not yet been backed up by timely actions. Furthermore, a whole range of upcoming policy decisions in the United States won’t be resolved until later this year. However, once we have more visibility into the “fiscal cliff” scenarios, barring disagreement on the extension of stimulative measures, market participants may feel better about investing in risky assets for the long term.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2012

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 to June 30, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/12	6/30/12	1/1/12 - 6/30/12

Actual	$1,000.00	$1,026.73	$4.85

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.07	$4.84

* Expenses are equal to the Fund’s annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS
JUNE 30, 2012

EQUITY SECURITIES - 95.2%	SHARES	VALUE
Auto Components - 1.0%
Delphi Automotive plc*	16,038	$408,969

Biotechnology - 4.3%
Gilead Sciences, Inc.*	34,700	1,779,416

Capital Markets - 3.2%
Charles Schwab Corp	101,100	1,307,223

Communications Equipment - 1.0%
Juniper Networks, Inc.*	26,041	424,729

Computers & Peripherals - 7.0%
Apple, Inc.*	3,455	2,017,720
EMC Corp.*	16,100	412,643
NetApp, Inc.*	13,200	420,024
		2,850,387

Diversified Financial Services - 7.0%
Bank of America Corp.	95,200	778,736
Citigroup, Inc.	30,000	822,300
JPMorgan Chase & Co.	34,900	1,246,977
		2,848,013

Diversified Telecommunication Services - 2.6%
Level 3 Communications, Inc.*	48,153	1,066,589

Energy Equipment & Services - 2.2%
Halliburton Co.	32,400	919,836

Health Care Equipment & Supplies - 5.2%
Alere, Inc.*	42,007	816,616
St. Jude Medical, Inc.	11,100	443,001
Varian Medical Systems, Inc.*	14,140	859,288
		2,118,905

Health Care Providers & Services - 2.6%
Community Health Systems, Inc.*	38,524	1,079,828

Hotels, Restaurants & Leisure - 3.8%
Life Time Fitness, Inc.*	14,453	672,209
Yum! Brands, Inc.	13,400	863,228
		1,535,437

Household Durables - 1.1%
PulteGroup, Inc.*	41,791	447,164

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EQUITY SECURITIES - Cont’d	SHARES	VALUE
Industrial Conglomerates - 3.0%
General Electric Co	59,095	$1,231,540

Insurance - 7.3%
Genworth Financial, Inc.*	112,900	639,014
Hartford Financial Services Group, Inc	58,000	1,022,540
MetLife, Inc.	42,500	1,311,125
		2,972,679

Internet Software & Services - 6.4%
Google, Inc.*	2,579	1,496,000
Yahoo!, Inc.*	71,200	1,127,096
		2,623,096

IT Services - 2.3%
Amdocs Ltd.*	31,000	921,320

Life Sciences - Tools & Services - 3.6%
Thermo Fisher Scientific, Inc	28,331	1,470,662

Metals & Mining - 2.0%
United States Steel Corp.	38,940	802,164

Oil, Gas & Consumable Fuels - 7.6%
Alpha Natural Resources, Inc.*	44,800	390,208
Anadarko Petroleum Corp.	12,100	801,020
Exxon Mobil Corp	22,270	1,905,644
		3,096,872

Professional Services - 1.1%
Nielsen Holdings NV*	16,600	435,252

Semiconductors & Semiconductor Equipment - 3.9%
Intel Corp.	43,100	1,148,615
MEMC Electronic Materials, Inc.*	211,227	458,362
		1,606,977

Software - 2.0%
Microsoft Corp.	26,700	816,753

Specialty Retail - 10.2%
AutoZone, Inc.*	1,297	476,219
Best Buy Co., Inc	44,679	936,472
Office Depot, Inc.*	202,240	436,838
OfficeMax, Inc.*	44,100	223,146
Staples, Inc	95,300	1,243,665
The Gap, Inc.	31,400	859,104
		4,175,444

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EQUITY SECURITIES - Cont’d	SHARES	VALUE
Wireless Telecommunication Services - 4.8%
KDDI Corp. (ADR)	70,325	$ 1,139,265
SOFTBANK Corp. (ADR)	44,400	824,064
		1,963,329

Total Equity Securities (Cost $40,123,214)		38,902,584

	PRINCIPAL
Corporate Bonds - 1.2%	AMOUNT
Level 3 Communications, Inc., 6.50%, 10/1/16	$ 346,000	483,103

Total Corporate Bonds (Cost $346,000)		483,103

TOTAL INVESTMENTS (Cost $40,469,214) - 96.4%		39,385,687
Other assets and liabilities, net - 3.6%		1,491,973
Net assets - 100%		$40,877,660

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2012

ASSETS
Investments in securities, at value (Cost $40,469,214) - see accompanying schedule	$39,385,687
Receivable for securities sold	3,190,547
Receivable for shares sold	62
Interest and dividends receivable	62,162
Other assets	405
Total assets	42,638,863

LIABILITIES
Payable for securities purchased	11,368
Payable for shares redeemed	86,629
Payable for line of credit	1,567,938
Payable to Calvert Investment Management, Inc.	55,193
Payable to Calvert Investment Administrative Services, Inc.	1,878
Payable to Calvert Investment Services, Inc.	433
Accrued expenses and other liabilities	37,764
Total liabilities	1,761,203

NET ASSETS	$40,877,660

NET ASSETS CONSIST OF:
Paid-in capital applicable to 2,535,316 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$55,009,456
Undistributed net investment income	63,483
Accumulated net realized gain (loss) on investments	(13,111,752)
Net unrealized appreciation (depreciation) on investments	(1,083,527)

NET ASSETS	$40,877,660

NET ASSET VALUE PER SHARE	$16.12

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income	$ 293,329
Interest income	12,366
Total investment income	305,695

Expenses:
Investment advisory fee	242,422
Transfer agent fees and expenses	4,874
Accounting fees	5,326
Directors’ fees and expenses	6,530
Administrative fees	16,161
Custodian fees	4,532
Reports to shareholders	20,770
Professional fees	9,812
Miscellaneous	974
Total expenses	311,401
Fees paid indirectly	(22)
Net expenses	311,379

NET INVESTMENT INCOME (LOSS)	(5,684)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(4,116,999)
Change in unrealized appreciation (depreciation)	5,639,076

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	1,522,077

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ 1,516,393

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	($5,684)	$267,900
Net realized gain (loss)	(4,116,999)	12,221,227
Change in unrealized appreciation (depreciation)	5,639,076	(18,574,288)

INCREASE (DECREASE) IN NET ASSETS
resultIng from operatIons	1,516,393	(6,085,161)

Distributions to shareholders from:
Net investment income	—	(351,829)
Total distributions	—	(351,829)

Capital share transactions:
Shares sold	1,273,745	8,820,370
Reinvestment of distributions	—	351,828
Shares redeemed	(26,608,326)	(71,120,929)
Total capital share transactions	(25,334,581)	(61,948,731)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,818,188)	(68,385,721)

NET ASSETS
Beginning of period	64,695,848	133,081,569
End of period (including undistributed net investment
income of $63,483 and $69,167, respectively)	$40,877,660	$64,695,848

CAPITAL SHARE ACTIVITY
Shares sold	72,697	515,343
Reinvestment of distributions	—	22,438
Shares redeemed	(1,656,188)	(3,762,033)
Total capital share activity	(1,583,491)	(3,224,252)

See notes to finanical statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Strategic Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all relevant facts that are reasonably available, through either public information or information available to the Advisor’s portfolio management team, when determining the fair value of a security.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

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The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2012:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity securities*	$38,902,584	—	—	$38,902,584
Corporate debt	—	$483,103	—	483,103
TOTAL	$38,902,584	$483,103	—	$39,385,687

* For further breakdown of equity securities by industry type, please refer to the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% of the Portfolio’s average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is .99% (.97% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .05% of the average daily net assets of the Portfolio.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $4,067 for the six months ended June 30, 2012. Boston Financial Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $17,329,789 and $40,508,659, respectively.

CapItal loss Carryforwards

Expiration Date
31-Dec-16	($3,304,975)
31-Dec-17	(4,955,593)

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Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$3,474,802
Unrealized (depreciation)	(5,330,147)
Net unrealized appreciation/(depreciation)	($1,855,345)
Federal income tax cost of investments	$41,241,032

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had an outstanding loan balance of $1,567,938 at June 30, 2012 with an interest rate of 1.42%.

For the six months ended June 30, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$129,189	1.45%	$1,997,895	June 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			Periods Ended
	June 30,		December 31,	December 31,
	2012	(z)	2011 (z)	2010
Net asset value, beginning	$15.71		$18.12	$16.45
Income from investment operations:
Net investment income	—		.05	.07
Net realized and unrealized gain (loss)	.41		(2.37)	1.67
Total from investment operations	.41		(2.32)	1.74
Distributions from:
Net investment income	—		(.09)	(.07)
Total distributions	—		(.09)	(.07)
Total increase (decrease) in net asset value	.41		(2.41)	1.67
Net asset value, ending	$16.12		$15.71	$18.12

Total return*	2.61%		(12.82%)	10.58%
Ratios to average net assets: A
Net investment income (loss)	(.02	%) (a)	.27%	.41%
Total expenses	.96	% (a)	.95%	.92%
Expenses before offsets	.96	% (a)	.94%	.92%
Net expenses	.96	% (a)	.94%	.92%
Portfolio turnover	28%		74%	85%
Net assets, ending (in thousands)	$40,878		$64,696	$133,082

			Years Ended
	December 31,		December 31,	December 31,
	2009		2008	2007
Net asset value, beginning	$11.60		$20.55	$21.01
Income from investment operations:
Net investment income	.20		.14	.16
Net realized and unrealized gain (loss)	4.84		(8.45)	1.31
Total from investment operations	5.04		(8.31)	1.47
Distributions from:
Net investment income	(.19)		(.15)	(.15)
Net realized gain	—		(.49)	(1.78)
Total distributions	(.19)		(.64)	(1.93)
Total increase (decrease) in net asset value	4.85		(8.95)	(.46)
Net asset value, ending	$16.45		$11.60	$20.55

Total return*	43.44%		(40.41%)	6.96%
Ratios to average net assets: A
Net investment income	1.50%		.94%	.85%
Total expenses	.93%		.94%	.93%
Expenses before offsets	.93%		.94%	.93%
Net expenses	.93%		.92%	.91%
Portfolio turnover	76%		77%	80%
Net assets, ending (in thousands)	$126,592		$81,260	$114,910

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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# Calvert VP Money Market Portfolio

**Semi-Annual Report**
June 30, 2012

Calvert
INVESTMENTS

CALVERT VP MONEY MARKET PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Investment Management, Inc.

Performance

The six-month reporting period ended June 30, 2012 was roughly divided into two phases. The first, from January through mid-March, featured rising interest rates and improving U.S. economic data. On average, 226,000 new jobs were added each month during the first quarter of 2012, compared with a monthly average of 164,000 jobs for the last quarter of 2011. The unemployment rate fell from 8.5% in December to 8.1% in April.

Improvements such as these prompted market participants to speculate about an earlier-than-expected end to the Federal Reserve (Fed) easing cycle, driving market interest rates up. In fact, the benchmark 10-year Treasury note yield steadily rotated around the 2% level for a number of months before reaching nearly 2.4% in mid-March.

However, troubles in the euro area returned to the fore in early April, dominating the direction of the financial markets. Political turmoil and another failed bailout in Greece led officials to talk openly for the first time about the possibility of Greece exiting from the euro. Spain’s deterioration in bank capital and funding access was another enormous problem, as well as government bond yields in Spain and Italy spiking into the danger zone.

On the other hand, yields of safe-haven government bonds, such as German bunds and U.S. Treasuries, plunged to record or near-record lows as investors once again sought refuge from the storm. In June, Spain requested a European Union (EU) bailout to recapitalize its banks without requiring more sovereign borrowing. The EU subsequently released a statement outlining its next steps for resolving the currency union crisis. This temporarily calmed the markets, but this cycle looks likely to repeat again later this year.

U.S. economic data also started to soften in the second quarter of 2012. Payroll growth for the second quarter of 2012 decelerated to a monthly pace of just 75,000 jobs. The decline in the unemployment rate stalled. Investors began to consider the odds of extreme federal fiscal tightening in 2013 depending on the outcome of the presidential and congressional elections—the so-called “fiscal cliff” of

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.12)
Six month*	0.005%
One year	0.01%
Five year	1.29%
Ten year	1.97%

As of
7-DAY SIMPLE/EFFECTIVE YIELD	6.30.12
Money Market Portfolio	0.01% / 0.01%

% of Total
INVESTMENT ALLOCATION	Investments
Municipal Obligations	1%
Variable Rate Demand Notes	82%
U.S. Government Agencies
and Instrumentalities	17%
Total	100%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Visit www.calvert.com/institutional-VP-performance.html for current performance data.

* Total Return is not annualized for periods of less than one year.

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coinciding tax increases and spending cuts that will be effective on January 1, 2013 unless the federal government takes action.

China’s economic growth measurements retreated as well. By the end of June, a number of advanced and emerging economy central banks had eased monetary policy. This included the Fed, which extended the “operation twist” program for another six months and signaled a willingness to take more easing measures if needed.

Over the reporting period, the yield on the 10-year Treasury note fell 0.25 percentage points to 1.64%. Taxable and tax-exempt money market rates were little changed, pinned down by the Fed’s near-zero interest rate monetary policy. Yield curves flattened in major bond market sectors, including municipal bonds. In fact, longer-term municipal bond yields declined while the Barclays Municipal Bond index gained 3.66%.

Outlook

In broad strokes, the first half of 2012 followed a pattern similar to the prior two years. Initially better economic data pushed interest rates higher, only to have rates fall later on heightened euro turmoil and evidence of slowing economic growth. Looking ahead, we continue to expect bouts of financial market volatility. The euro-area crisis is on a long-term timeline.

Relatively speaking, the United States has fared better than most of the rest of the world and the housing market has shown signs of bottoming. However, the labor market remains weak and is a top concern for Fed leadership. We expect headline and core inflation rates to remain low. With the Fed ready to ease policy later this year if needed, we expect interest rates to remain very low as well unless there is an abrupt and sustained change in U.S. growth and euro rescue prospects.

Catherine Roy

Senior Vice President and Chief Investment Officer, Fixed Income Calvert Investment Management, Inc.

July 2012

www.calvert.com CALVERT VP MONEY MARKET PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 to June 30, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/12	6/30/12	1/1/12 - 6/30/12

Actual	$1,000.00	$1,000.05	$1.40

Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.46	$1.42

* Expenses are equal to the Fund’s annualized expense ratio of 0.28%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2012

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 0.6%	AMOUNT	VALUE
Washington County Pennsylvania Hospital Authority Revenue Bonds, 0.45%, 7/1/37
(mandatory put, 7/1/13 @ 100) (r)	$500,000	$500,000

Total Municipal Obligations (Cost $500,000)		500,000

VARIABLE RATE DEMAND NOTES - 82.5%
2880 Stevens Creek LLC, 0.60%, 11/1/33, LOC: Bank of the West (r)	2,885,000	2,885,000
California HFA Revenue, 0.16%, 8/1/33, CEI: Fannie Mae & Freddie Mac (r)	1,901,000	1,901,000
California Statewide Communities Development Authority MFH Revenue,
0.18%, 10/15/34, CEI: Fannie Mae (r)	3,000,000	3,000,000
Cassia County Industrial Development Corp. Revenue, 0.38%, 8/1/26, LOC:
RaboBank Group, C/LOC: RaboBank (r)	3,000,000	3,000,000
CIDC-Hudson House LLC New York Revenue, 0.60%, 12/1/34, LOC:
Hudson River Bank & Trust, C/LOC: FHLB (r)	450,000	450,000
Collier County Florida HFA MFH Revenue, 0.22%, 7/15/34, CEI: Fannie Mae (r)	1,850,000	1,850,000
Colorado HFA Revenue, 0.17%, 10/15/16, CEI: Fannie Mae (r)	1,350,000	1,350,000
Columbia Alabama Industrial Development Board Pollution Control Revenue, 0.19%,
6/1/22, GA: Alabama Power Co. (r)	2,000,000	2,000,000
Congress/Commons LLC, 0.34%, 12/1/50, LOC: First Chicago Bank & Trust, C/LOC: FHLB (r)	2,000,000	2,000,000
Crawfordsville Indiana MFH Revenue, 0.46%, 1/1/33, CEI: FHLB (r)	785,000	785,000
District of Columbia Revenue, 0.20%, 4/1/38, LOC: PNC Bank (r)	120,000	120,000
Erie County New York IDA Revenue, 0.33%, 4/1/32, LOC: HSBC USA (r)	1,515,000	1,515,000
Fairpoint Regional Utility System, 1.24%, 3/1/24, LOC: Hancock Bank, C/LOC: FHLB (r)	2,700,000	2,700,000
Goshen Indiana Economic Development Revenue, 0.18%, 10/1/42, LOC: JPMorgan Chase Bank (r)	900,000	900,000
Hayward California MFH Revenue, 0.17%, 5/1/38, CEI: Freddie Mac (r)	805,000	805,000
HBPWH Building Co., 0.26%, 11/1/22, LOC: Wells Fargo Bank (r)	850,000	850,000
Hopkinsville Kentucky Industrial Building LO Revenue, 0.29%, 8/1/24, LOC: Comerica Bank (r)	945,000	945,000
Illinois Development Finance Authority Revenue, 0.19%, 6/1/19, LOC: Northern Trust Co. (r)	905,000	905,000
Illinois Toll Highway Authority Revenue:
0.18%, 7/1/30, LOC: Northern Trust Co. (r)	1,500,000	1,500,000
0.20%, 7/1/30, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	2,000,000	2,000,000
Kansas Development Finance Authority MFH Revenue, 0.18%, 7/1/30, CEI: Freddie Mac (r)	400,000	400,000
Legacy Park LLC, 0.32%, 1/1/58, LOC: Fifth Third Bank (r)	1,500,000	1,500,000
Louisiana HFA Revenue, 0.18%, 3/15/37, CEI: Fannie Mae (r)	1,305,000	1,305,000
Massachusetts Development Finance Agency Revenue, 0.23%, 9/1/16, LOC: TD Bank (r)	820,000	820,000
Meridian Ranch Colorado Metropolitan District GO, 0.19%, 12/1/38, LOC: US Bank (r)	990,000	990,000
Michigan Hospital Finance Authority Revenue, 0.19%, 3/1/30, LOC: Comerica Bank (r)	400,000	400,000
Michigan Strategic Fund LO Revenue, 0.60%, 9/1/22, LOC: Bank of America (r)	1,260,000	1,260,000
Mississippi Business Finance Corp. Revenue, 0.17%, 3/1/17, LOC: PNC Bank (r)	140,000	140,000
Mississippi Home Corp. MFH Revenue, 0.23%, 8/15/40, CEI: Fannie Mae (r)	700,000	700,000
Morehead Kentucky League of Cities Funding Trust Lease Program Revenue, 0.17%,
6/1/34, LOC: U.S. Bank (r)	1,027,000	1,027,000
Nevada Housing Division Revenue, 0.18%, 4/15/39, CEI: Fannie Mae (r)	2,150,000	2,150,000
New York City Housing Development Corp. MFH Revenue:
0.18%, 11/15/37, CEI: Fannie Mae (r)	1,980,000	1,980,000
0.21%, 11/1/38, CEI: Freddie Mac (r)	900,000	900,000
New York State HFA Revenue:
0.18%, 5/15/33, CEI: Fannie Mae (r)	1,000,000	1,000,000
0.35%, 5/1/42, LOC: Wells Fargo Bank (r)	620,000	620,000
New York State MMC Corp. Revenue, 0.60%, 11/1/35, LOC: JPMorgan Chase Bank (r)	1,860,000	1,860,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES - conT’D	AMOUNT	VALUE
Northwest University, 0.33%, 9/1/18, LOC: Bank of America (r)	$1,750,000	$1,750,000
Overseas Private Investment Corp., 0.07%, 6/15/31, GA: US Government (r)	1,948,718	1,948,718
Palm Beach County Florida Revenue, 0.21%, 1/1/34, LOC: TD Bank (r)	1,315,000	1,315,000
Rathbone LLC, 0.29%, 1/1/38, LOC: Comerica Bank (r)	1,445,000	1,445,000
Rex Lumber LLC, 0.23%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	940,000	940,000
Rhode Island Student Loan Authority Revenue, 0.18%, 6/1/48, LOC: State Street Bank & Trust (r)	2,800,000	2,800,000
Shawnee Kansas Private Activity Revenue, 0.60%, 12/1/12, LOC: JPMorgan Chase Bank (r)	185,000	185,000
South Dakota MFH Development Authority Revenue, 0.18%, 1/1/44, CEI: Freddie Mac (r)	520,000	520,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone Revenue:
0.25%, 3/1/27, LOC: JPMorgan Chase Bank (r)	1,100,000	1,100,000
0.20%, 4/1/28, LOC: Bank of Nova Scotia (r)	300,000	300,000
Vermont Educational & Health Buildings Financing Agency Revenue, 0.25%, 6/1/22,
LOC: People’s United Bank., C/LOC: Wells Fargo Bank (r)	845,000	845,000
Warren County Kentucky IDA Revenue, 0.33%, 12/1/18, LOC: U.S. Bank (r)	1,200,000	1,200,000
Warrior Roofing Manufacturing of Georgia LLC, 0.50%, 12/15/34, LOC: Bank of
Tuscaloosa, C/LOC: FHLB (r)	1,495,000	1,495,000
Wilkes-Barre Pennsylvania GO, 0.22%, 11/1/25, LOC: PNC Bank (r)	2,640,000	2,640,000

Total Variable Rate Demand Notes (Cost $66,996,718)		66,996,718

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.2%
Federal Home Loan Bank, 0.27%, 5/21/13	1,000,000	1,000,000

Total U.S. Government Agencies and Instrumentalities (Cost $1,000,000)		1,000,000

U.S. TREASURY - 16.1%
United States Treasury Notes:
0.375%, 8/31/12	3,000,000	3,001,145
4.125%, 8/31/12	1,000,000	1,006,624
4.25%, 9/30/12	1,000,000	1,010,178
0.375%, 10/31/12	2,000,000	2,001,362
0.625%, 1/31/13	1,000,000	1,002,816
1.375%, 2/15/13	1,000,000	1,007,694
0.625%, 2/28/13	1,000,000	1,003,127
1.375%, 3/15/13	1,000,000	1,008,218
0.625%, 4/30/13	2,000,000	2,006,984

Total U.S. Treasury (Cost $13,048,148)		13,048,148

TIME DEPOSIT - 0.1%
State Street Bank Time Deposit, 0.128%, 7/2/12	70,459	70,459

Total Time Deposit (Cost $70,459)		70,459

TOTAL INVESTMENTS (Cost $81,615,325) - 100.5%		81,615,325
Other assets and liabilities, net - (0.5%)		(441,797)
NET ASSETS - 100%		$81,173,528

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 81,215,293 shares of common stock outstanding;
$0.01 par value, 2,000,000,000 shares authorized	$81,171,662
Undistributed net investment income	1,866

NET ASSETS	$81,173,528

NET ASSET VALUE PER SHARE	$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:

C/LOC: Confirming Letter of Credit
CEI: Credit Enhancement Investment
GA: Guaranty Agreement LOC: Letter of Credit

Abbreviations:
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
MFH: Multi-Family Housing

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$113,220

Expenses:
Investment advisory fee	76,474
Transfer agency fees and expenses	5,768
Accounting fees	6,066
Directors’ fees and expenses	7,922
Administrative fees	19,118
Custodian fees	10,971
Reports to shareholders	12,360
Professional fees	9,517
Miscellaneous	7,233
Total expenses	155,429
Reimbursement from Advisor	(47,501)
Fees paid indirectly	(18)
Net expenses	107,910

NET INVESTMENT INCOME	5,310

REALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS)	—

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,310

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$ 5,310	$ 9,273

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,310	9,273

Distributions to shareholders from:
Net investment income	(3,834)	(8,883)
Total distributions	(3,834)	(8,883)

Capital share transactions:
Shares sold	17,209,944	40,018,214
Reinvestment of distributions	3,834	8,972
Shares redeemed	(15,953,499)	(45,028,890)
Total capital share transactions	1,260,279	(5,001,704)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,261,755	(5,001,314)

NET ASSETS
Beginning of period	79,911,773	84,913,087
End of period (including undistributed net investment
income of $1,866 and $390, respectively)	$ 81,173,528	$ 79,911,773

CAPITAL SHARE ACTIVITY
Shares sold	17,209,944	40,018,214
Reinvestment of distributions	3,834	8,972
Shares redeemed	(15,953,499	(45,028,890)
Total capital share activity	1,260,279	(5,001,704)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Money Market Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Board of Directors (the “Board”) has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

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If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or, if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all relevant facts that are reasonably available, through either public information or information available to the Advisor’s portfolio management team, when determining the fair value of a security.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2012:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	Level 1	Level 2	Level 3	Total
Municipal obligations		$500,000		$500,000
U.S. government obligations	—	14,048,148	—	14,048,148
Variable rate demand notes	—	66,996,718	—	66,996,718
Other debt obligations	—	70,459	—	70,459
TOTAL	—	$81,615,325	—	$81,615,325

* For a complete listing of investments, please refer to the Statement of Net Assets.

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Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio’s average daily net assets. Under the terms of the agreement, $13,209 was payable at period end. In addition, $7,339 was payable at period end for operating expenses paid by the Advisor during June 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is .40% (.38% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor further voluntarily reimbursed expenses of $42,515 to maintain a positive yield during the six months ended June 30, 2012.

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Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .05% of the average daily net assets of the Portfolio. Under the terms of the agreement, $3,302 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its service, CIS received a fee of $4,938 for the six months ended June 30, 2012. Under the terms of the agreement, $858 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2012, such purchase and sales transactions were $42,036,000 and $40,820,000, respectively.

As of June 30, 2012, the federal income tax cost of investments was $81,615,325.

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2012.

For the six months ended June 30, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$7,418	1.47%	$1,350,000	June 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			Periods Ended
	June 30,		December 31,	December 31,
	2012		2011	2010
Net asset value, at beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	***		.0001	.001
Total from investment operations	***		.0001	.001
Distributions from:
Net investment income	(***)		(.0001)	(.001)
Net realized gain	—		—	(**)
Total distributions	(***)		(.0001)	(.001)
Total increase (decrease) in net asset value	—		—	—
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.005%		.01%	.10%
Ratios to average net assets: A
Net investment income	.01	% (a)	.01%	.09%
Total expenses	.41	% (a)	.41%	.38%
Expenses before offsets	.28	% (a)	.27%	.36%
Net expenses	.28	% (a)	.27%	.36%
Net assets, ending (in thousands)	$81,174		$79,912	$84,913

			Years Ended
	December 31,		December 31	December 31,
	2009		2008	2007
Net asset value, at beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	.009		.030	.049
Total from investment operations	.009		.030	.049
Distributions from:
Net investment income	(.009)		(.030)	(.049)
Total distributions	(.009)		(.030)	(.049)
Total increase (decrease) in net asset value	—		—	—
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.89%		3.01%	5.05%
Ratios to average net assets: A
Net investment income	.92%		2.97%	4.94%
Total expenses	.39%		.37%	.38%
Expenses before offsets	.36%		.37%	.37%
Net expenses	.36%		.36%	.36%
Net assets, ending (in thousands)	$99,299		$145,500	$100,005

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** Distribution was less than $.001 per share.

*** Net investment income and distributions were less than $.0001 per share.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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# Calvert VP Small Cap Growth Portfolio

**Semi-Annual Report**
June 30, 2012

Calvert INVESTMENTS

CALVERT VP SMALL CAP GROWTH PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Eagle Asset Management, Inc., Subadvisor

Investment Climate

Equities started the year strong as continuously improving U.S. economic data and healthy corporate earnings helped drive improvements in investor sentiment. However, negative head-winds from the eurozone, a slowdown in China, and the U.S. policy stalemate—which will likely worsen later in this election year—became a drag on equity markets as the year wore on. Despite the pullback, most global equity markets were still up considerably through the first half of 2012.

For the six-month reporting period, the Standard and Poor’s (S&P) 500 Index and Russell 1000 Index returned 9.49% and 9.38%, respectively, while the MSCI EAFE Index was up 3.38% and the MSCI Emerging Markets Index gained 4.12%. Small-cap stocks slightly underper-formed large-cap stocks with the Russell 2000 Index of small-caps returning 8.53%. Growth outperformed value as the Russell 1000 Growth Index returned 10.08% versus the Russell 1000 Value Index’s return of 8.68%.

Within the Russell 1000 Index, Telecommunication Services, Financials, and Information Technology were the top-performing sectors through the first half of 2012. Despite a strong bounce this year, Financials lost some ground as negative investor sentiment heightened due to the European economic and sovereign debt crisis. At the same time, fears of a significant slowdown in China caused the Energy, Materials, and Industrials sectors to lag.

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.12)
Six month*	4.86%
One year	-9.02%
Five year	2.86%
Ten year	6.43%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.16%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Total Return is not annualized for periods of less than one year.

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The U.S. corporate sector remained strong as aggregate earnings per share for S&P 500 companies grew 7.7% in the fourth quarter of 2011 on a year-over-year basis. This was followed by 69% of S&P 500 companies beating earnings expectations in the first quarter of 2012. Notably, 67% of these companies also beat their revenue estimates, which indicated improvements in top-line numbers and overall improvement in the strength of the U.S. economy.

Global inflation remained tame. Aggressive accommodative monetary policy by central banks around the globe helped equity markets rally hard off the lows of last fall, albeit on low volume. Also, the Federal Reserve (Fed) announced an extension of “operation twist” through the end of this year in an effort to further reduce long-term interest rates.

% of Total
ECONOMIC SECTORS	Investments

Consumer Discretionary	16.2%
Consumer Staples	1.6%
Energy	7.3%
Financials	6.8%
Health Care	20.9%
Industrials	17.6%
Information Technology	22.0%
Materials	6.5%
Time Deposit	1.1%
Total	100%

The manufacturing sector continued to provide significant support to the U.S. economic recovery. A weak dollar, thanks to the especially accommodative monetary policy in the United States, continued to help U.S. exports and support the rebuilding of the domestic manufacturing and industrial base. However, some economic indicators have begun to be impacted by the economic recession in Europe and a slowdown in the emerging markets.

While the U.S. labor market is still weak, it showed very encouraging signs, although improvements seemed to slow down in the second quarter. The public sector accounted for a large portion of the job losses. However, we believe hiring will likely resume once pending policy measures clear political hurdles and companies have better visibility for the next several quarters.

2012 started with a surge in oil prices due to geopolitical tensions in the Middle East, but commodity prices--especially food and energy--softened, providing another source of support for the U.S. consumer. The continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery.

On the housing front, most data continued to point to an improving environment in residential housing, supported by historically low mortgage rates and low home prices. Despite high inventories of foreclosures still to be worked through, we believe the repair and the bottoming-out process in the housing market has started and should continue as the U.S. economy and U.S. consumers recover.

The European Central Bank’s LTRO (long term refinancing operation) seemed to help eurozone sovereign bond markets by driving down short-term yields and reducing investors’ perception of the probability of a tail risk event, such as a global financial crisis. Yet despite the positive impact of the LTRO, the fiscal drag began having a pervasive negative impact on economic growth throughout Europe, with core economies also coming under stress.

Markets focused on increased political turmoil in several eurozone countries. Greek elections in mid-June were framed as a referendum on Greece’s status in the eurozone. There was a global sigh of relief after the New Democracy party emerged victorious amid hope that Greece would adhere to the international bailout agreement.

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With Spain’s financial system badly in need of a capital injection, eurozone officials agreed to a 100 billion euro bailout for the country. But concern mounted that bailouts of eurozone countries that subordinate private investors in government bonds to official creditors were scaring away investors from the sovereign bond market, which could further accelerate and exacerbate the sovereign debt crisis and the likelihood of contagion.

After much nervous anticipation, market participants responded to the glimmer of hope arising from the European leaders’ two-day summit at the end of the June with what looked like a short-term relief rally. There were some important breakthroughs at the meeting, with Germany appearing more flexible on many of the proposed solutions.

The Chinese economy continued to show signs of slowing growth, with China’s HSBC Manufacturing PMI in contraction territory for eight consecutive months. China also cut its economic growth target from 8% to 7.5% during the first quarter, signaling its need to transition from an export-driven economy to a more sustainable, consumer-driven economic model.

A potential sharp slowdown or, more importantly, a hard landing in China, fueled by a possible bursting of a real estate bubble there, would certainly ripple strongly throughout the global economy, especially for emerging-market economies that supply China such as Brazil and Australia. As for the United States, this indirect impact may be less damaging than a domestic recession.

OUTLOOK

Despite the resilient economic environment in the United States, the expiration of the Bush tax breaks and the payroll tax holiday, along with debt ceiling negotiations expected later this year, will probably be significant negatives for the economy. Even with positive corporate earnings and continued gradual economic recovery in the United States, these looming developments in the political landscape will most certainly weigh on U.S. gross domestic product growth and are likely to fuel market volatility in the second half of the year.

We believe that the relief rally following the June EU Leaders Summit is a welcome sign, but the positive sentiment may be short-lived as eurozone policymakers’ promises have not yet been backed up by timely actions. Furthermore, a whole range of upcoming policy decisions in the United States won’t be resolved until later this year. However, once we have more visibility into the “fiscal cliff” scenarios, barring disagreement on the extension of stimulative measures, market participants may feel better about investing in risky assets for the long term.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2012

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 to June 30, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/12	6/30/12	1/1/12 - 6/30/12

Actual	$1,000.00	$1,048.62	$5.30

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.69	$5.22

* Expenses are equal to the Fund’s annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2012

EQUITY SECURITIES - 99.1%	SHARES	VALUE
Aerospace & Defense - 2.6%
Hexcel Corp.*	9,464	$244,076
Triumph Group, Inc	6,262	352,363
		596,439

Air Freight & Logistics - 0.7%
Atlas Air Worldwide Holdings, Inc.*	3,584	155,940

Airlines - 1.0%
JetBlue Airways Corp.*	44,590	236,327

Auto Components - 1.1%
WABCO Holdings, Inc.*	4,818	255,017

Biotechnology - 6.4%
BioMarin Pharmaceutical, Inc.*	3,537	139,994
Cepheid, Inc.*	7,496	335,446
Halozyme Therapeutics, Inc.*	15,875	140,652
Onyx Pharmaceuticals, Inc.*	3,357	223,073
Seattle Genetics, Inc.*	6,048	153,559
Theravance, Inc.*	8,303	184,493
United Therapeutics Corp.*	6,115	301,959
		1,479,176

Building Products - 0.6%
Lennox International, Inc.	3,155	147,118

Capital Markets - 0.6%
Duff & Phelps Corp.	10,294	149,263

Chemicals - 3.6%
Georgia Gulf Corp	4,430	113,718
Huntsman Corp	23,491	303,974
Intrepid Potash, Inc.*	6,261	142,500
Quaker Chemical Corp	6,022	278,277
		838,469

Commercial Banks - 1.5%
Citizens Republic Bancorp, Inc.*	9,866	169,005
UMB Financial Corp.	3,737	191,446
		360,451

Commercial Services & Supplies - 2.8%
GEO Group, Inc.*	15,535	352,955
Waste Connections, Inc.	9,777	292,528
		645,483

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EQUITY SECURITIES - Cont’d	SHARES	VALUE
Communications Equipment - 0.8%
Riverbed Technology, Inc.*	10,970	$177,166

Construction & Engineering - 0.9%
Northwest Pipe Co.*	8,709	211,280

Construction Materials - 0.7%
Texas Industries, Inc.	4,076	159,005

Consumer Finance - 1.7%
Cash America International, Inc.	7,376	324,839
Ezcorp, Inc.*	3,420	80,233
		405,072

Diversified Consumer Services - 0.7%
Sotheby’s	4,730	157,793

Diversified Financial Services - 0.4%
KKR Financial Holdings LLC	11,355	96,745

Electrical Equipment - 1.5%
Regal-Beloit Corp.	5,453	339,504

Electronic Equipment & Instruments - 4.6%
Coherent, Inc.*	7,392	320,074
DTS, Inc.*	8,158	212,761
InvenSense, Inc.*	7,725	87,292
IPG Photonics Corp.*	5,268	229,632
Universal Display Corp.*	6,314	226,925
		1,076,684

Energy Equipment & Services - 5.4%
Dril-Quip, Inc.*	3,175	208,248
Lufkin Industries, Inc	9,788	531,684
McDermott International, Inc.*	10,978	122,295
OYO Geospace Corp.*	4,242	381,738
		1,243,965

Food & Staples Retailing - 1.6%
Fresh Market, Inc.*	7,128	382,275

Health Care Equipment & Supplies - 4.9%
ArthroCare Corp.*	12,205	357,363
Sirona Dental Systems, Inc.*	7,222	325,062
The Cooper Co.’s, Inc.	3,620	288,731
Thoratec Corp.*	5,222	175,355
		1,146,511

Health Care Providers & Services - 4.5%
Air Methods Corp.*	2,772	272,349
Catalyst Health Solutions, Inc.*	5,468	510,930
Centene Corp.*	8,518	256,903
		1,040,182

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EQUITY SECURITIES - Cont’d	SHARES	VALUE
Health Care Technology - 2.5%
Allscripts Healthcare Solutions, Inc.*	14,669	$160,332
MedAssets, Inc.*	12,660	170,277
Quality Systems, Inc.	9,464	260,355
		590,964

Hotels, Restaurants & Leisure - 6.1%
Bally Technologies, Inc.*	9,113	425,213
BJ’s Restaurants, Inc.*	5,289	200,982
Orient-Express Hotels Ltd.*	18,882	158,042
Pinnacle Entertainment, Inc.*	15,953	153,468
Shuffle Master, Inc.*	34,489	475,948
		1,413,653

Household Durables - 0.8%
Universal Electronics, Inc.*	13,486	177,611

Insurance - 1.3%
Validus Holdings Ltd	9,242	296,021

Internet Software & Services - 1.7%
Monster Worldwide, Inc.*	46,964	399,194

IT Services - 0.8%
Sapient Corp	17,605	177,282

Life Sciences - Tools & Services - 2.1%
Bruker Corp.*	19,151	254,900
PAREXEL International Corp.*	8,662	244,528
		499,428

Machinery - 2.3%
Colfax Corp.*	5,011	138,153
Meritor, Inc.*	19,965	104,217
Terex Corp.*	11,973	213,479
Twin Disc, Inc	3,898	72,074
		527,923

Metals & Mining - 2.2%
RTI International Metals, Inc.*	12,901	291,950
Titanium Metals Corp.	18,766	212,243
		504,193

Oil, Gas & Consumable Fuels - 2.0%
Gulfport Energy Corp.*	6,066	125,141
Oasis Petroleum, Inc.*	13,748	332,427
		457,568

Pharmaceuticals - 1.6%
Salix Pharmaceuticals Ltd.*	6,912	376,289

Professional Services - 1.0%
Acacia Research Corp.*	6,282	233,942

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EQUITY SECURITIES - Cont’d	SHARES	VALUE
Real Estate Investment Trusts - 1.1%
Redwood Trust, Inc.	9,544	$119,109
Two Harbors Investment Corp	13,875	143,745
		262,854

Road & Rail - 1.5%
Landstar System, Inc.	4,433	229,275
Quality Distribution, Inc.*	11,050	122,544
		351,819

Semiconductors & Semiconductor Equipment - 4.9%
Cavium, Inc.*	8,900	249,200
Cymer, Inc.*	4,392	258,909
EZchip Semiconductor Ltd.*	5,281	211,451
Teradyne, Inc.*	14,635	205,768
Veeco Instruments, Inc.*	6,145	211,142
		1,136,470

Software - 9.8%
ANSYS, Inc.*	4,070	256,858
Compuware Corp.*	31,313	290,898
Fortinet, Inc.*	16,383	380,413
Informatica Corp.*	4,968	210,444
NICE Systems Ltd. (ADR)*	10,934	400,184
Opnet Technologies, Inc	8,470	225,217
QLIK Technologies, Inc.*	11,654	257,786
TIBCO Software, Inc.*	8,767	262,309
		2,284,109

Specialty Retail - 7.7%
Chico’s FAS, Inc.	12,161	180,469
Francesca’s Holdings Corp.*	5,895	159,224
Genesco, Inc.*	12,642	760,416
Sally Beauty Holdings, Inc.*	4,206	108,262
Vitamin Shoppe, Inc.*	10,417	572,206
		1,780,577

Textiles, Apparel & Luxury Goods - 1.1%
Steven Madden Ltd.*	7,712	244,856

Total Equity Securities (Cost $19,678,930)		23,014,618

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	PRINCIPAL
TIME DEPOSIT - 1.1%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.128%, 7/2/12	$248,271	$248,271

Total Time Deposit (Cost $248,271)		248,271

TOTAL INVESTMENTS (Cost $19,927,201) - 100.2%		23,262,889
Other assets and liabilities, net - (0.2%)		(46,655)
net assets - 100%		$23,216,234

NET ASSETS CONSIST OF:
Paid-in capital applicable to 517,522 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$19,308,538
Undistributed net investment income (loss)	(69,620)
Accumulated net realized gain (loss) on investments	641,628
Net unrealized appreciation (depreciation) on investments	3,335,688

NET ASSETS	$23,216,234

NET ASSET VALUE PER SHARE	$44.86

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
LLC: Limited Liability Corporation

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2012

NET INVESTMENT INCOME
Investment income:
Dividend income	$59,470
Interest income	74
Total investment income	59,544

EXPENSES:
Investment advisory fee	105,567
Transfer agency fees and expenses	1,873
Accounting fees	2,013
Directors’ fees and expenses	2,603
Administrative fees	6,210
Custodian fees	6,015
Reports to shareholders	8,690
Professional fees	8,449
Miscellaneous	364
Total expenses	141,784
Reimbursement from Advisor	(12,614)
Fees paid indirectly	(6)
Net expenses	129,164

NET INVESTMENT INCOME (LOSS)	(69,620)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	1,389,498
Change in unrealized appreciation (depreciation)	(179,629)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	1,209,869

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,140,249

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	($69,620)	($171,283)
Net realized gain (loss)	1,389,498	4,826,268
Change in unrealized appreciation (depreciation)	(179,629)	(5,247,369)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,140,249	(592,384)

Capital share transactions:
Shares sold	889,236	2,611,575
Shares redeemed	(2,368,386)	(6,180,322)
Total capital share transactions	(1,479,150)	(3,568,747)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(338,901)	(4,161,131)

NET ASSETS
Beginning of period	23,555,135	27,716,266
End of period (including net investment loss of $69,620 and $0, respectively)	$23,216,234	$23,555,135

CAPITAL SHARE ACTIVITY
Shares sold	18,569	56,015
Shares redeemed	(51,605)	(140,301)
Total capital share activity	(33,036)	(84,286)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Small Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all relevant facts that are reasonably available, through either public information or information available to the Advisor’s portfolio management team, when determining the fair value of a security.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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At June 30, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2012:

	VALUATION INPUTS
Investments In Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$23,014,618	—	—	$23,014,618
Other debt obligations		$248,271		248,271
TOTAL	$23,014,618	$248,271	—	$23,262,889

*For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio’s average daily net assets. Under the terms of the agreement, $15,816 was payable at period end. In addition, $11,032 was payable at period end for operating expenses paid by the Advisor during June 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is 1.04% (1.02% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .05% of the average daily net assets of the Portfolio. Under the terms of the agreement, $930 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $1,085 for the six months ended June 30, 2012. Under the terms of the agreement, $149 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $4,195,857 and $5,989,406, respectively.

CAPITAL LOSS CARRYFORWARDS

Expiration date
31-Dec-17	($674,238)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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As of June 30, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$4,986,690
Unrealized (depreciation)	(1,730,995)
Net unrealized appreciation/(depreciation)	$3,255,695

Federal income tax cost of investments	$20,007,194

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2012.

For the six months ended June 30, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$8,249	1.44%	$185,802	May 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			Periods Ended
	June 30,		December 31,	December 31,
	2012		2011	2010 (z)
Net asset value, beginning	$42.78		$43.66	$31.75
Income from investment operations:
Net investment income (loss)	(.13)		(.31)	(.18)
Net realized and unrealized gain (loss)	2.21		(.57)	12.09
Total from investment operations	2.08		(.88)	11.91
Total increase (decrease) in net asset value	2.08		(.88)	11.91
Net asset value, ending	$44.86		$42.78	$43.66

Total return*	4.86%		(2.02%)	37.51%
Ratios to average net assets: A
Net investment income (loss)	(.56	%) (a)	(.64%)	(.53%)
Total expenses	1.14	% (a)	1.16%	1.17%
Expenses before offsets	1.04	% (a)	1.01%	1.00%
Net expenses	1.04	% (a)	1.01%	1.00%
Portfolio turnover	17%		39%	49%
Net assets, ending (in thousands)	$23,216		$23,555	$27,716

			Years Ended
	December 31,		December 31,	December 31,
	2009		2008	2007
Net asset value, beginning	$23.58		$37.43	$33.48
Income from investment operations:
Net investment income (loss)	.03		(.12)	(.25)
Net realized and unrealized gain (loss)	8.16		(13.73)	4.20
Total from investment operations	8.19		(13.85)	3.95
Distibutions from:
Net investment income	(.02)		—	—
Total distributions	(.02)		—	—
Total increase (decrease) in net asset value	8.17		(13.85)	3.95
Net asset value, ending	$31.75		$23.58	$37.43

Total return*	34.73%		(37.00%)	11.80%
Ratios to average net assets: A
Net investment income (loss)	.11%		(.36%)	(.69%)
Total expenses	1.14%		1.15%	1.10%
Expenses before offsets	1.00%		1.00%	1.02%
Net expenses	1.00%		1.00%	1.00%
Portfolio turnover	63%		66%	60%
Net assets, ending (in thousands)	$35,934		$25,658	$43,181

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.
Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800-368-2745.

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CALVERT VP INCOME PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Investment Management, Inc.

Performance

The six-month reporting period ended June 30, 2012 was roughly divided into two phases. The first, from January through mid-March, featured rising interest rates and improving U.S. economic data. On average, 226,000 new jobs were added each month during the first quarter of 2012, compared with a monthly average of 164,000 jobs for the last quarter of 2011. The unemployment rate fell from 8.5% in December to 8.1% in April.

Improvements such as these prompted market participants to speculate about an earlier-than-expected end to the Federal Reserve (Fed) easing cycle, driving market interest rates up. In fact, the benchmark 10-year Treasury note yield steadily rotated around the 2% level for a number of months before reaching nearly 2.4% in mid-March.

However, troubles in the euro area returned to the fore in early April, dominating the direction of the financial markets. Political turmoil and another failed bailout in Greece led officials to talk openly for the first time about the possibility of Greece exiting from the euro. Spain’s deterioration in bank capital and funding access was another enormous problem, as well as government bond yields in Spain and Italy spiking into the danger zone.

On the other hand, yields of safe-haven government bonds, such as German bunds and U.S. Treasuries, plunged to record or near-record lows as investors once again sought refuge from the storm. In June, Spain requested a European Union (EU) bailout to recapitalize its banks without requiring more sovereign borrowing. The EU subsequently released a statement outlining its next steps for resolving the currency union crisis. This temporarily calmed the markets, but this cycle looks likely to repeat again later this year.

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.12)
Six month*	4.44%
One year	6.05%
Five year	5.29%
Ten year	6.07%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.02%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

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U.S. economic data also started to soften in the second quarter of 2012. Payroll growth for the second quarter of 2012 decelerated to a monthly pace of just 75,000 jobs. The decline in the unemployment rate stalled. Investors began to consider the odds of extreme federal fiscal tightening in 2013 depending on the outcome of the presidential and congressional elections—the so-called “fiscal cliff” of coinciding tax increases and spending cuts that will be effective on January 1, 2013 unless the federal government takes action.

China’s economic growth measurements retreated as well.  By the end of June, a number of advanced and emerging economy central banks had eased monetary policy. This included the Fed, which extended the “operation twist” program for another six months and signaled a willingness to take more easing measures if needed.

Over the reporting period, the yield on the 10-year Treasury note fell 0.25 percentage points to 1.64%. Taxable and tax-exempt money market rates were little changed, pinned down by the Fed’s near-zero interest rate monetary policy. Yield curves flattened in major bond market sectors, including municipal bonds. In fact, longer-term municipal bond yields declined while the Barclays Municipal Bond index gained 3.66%.

% of Total
Economic Sectors	Investments
Asset Backed Securities	0.3%
Covered Securities	1.0%
Financial Institutions	27.6%
Industrials	44.1%
Local Government	10.3%
Mortgage Backed Passthrough	1.0%
Mortgage Backed Securities	0.7%
Time Deposit	2.9%
Treasury Securities	8.1%
Utilities	4.0%

Total	100%

Outlook

In broad strokes, the first half of 2012 followed a pattern similar to the prior two years. Initially better economic data pushed interest rates higher, only to have rates fall later on heightened euro turmoil and evidence of slowing economic growth. Looking ahead, we continue to expect bouts of financial market volatility. The euro-area crisis is on a long-term timeline.

Relatively speaking, the United States has fared better than most of the rest of the world and the housing market has shown signs of bottoming. However, the labor market remains weak and is a top concern for Fed leadership. We expect headline and core inflation rates to remain low. With the Fed ready to ease policy later this year if needed, we expect interest rates to remain very low as well unless there is an abrupt and sustained change in U.S. growth and euro rescue prospects.

Catherine Roy

Senior Vice President and Chief Investment Officer, Fixed Income Calvert Investment Management, Inc.

July 2012

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 to June 30, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/12	6/30/12	1/1/12 - 6/30/12

Actual	$1,000.00	$1,044.44	$4.32

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.64	$4.27

* Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2012

	PRINCIPAL
ASSET-BACKED SECURITIES - 0.3%	AMOUNT	VALUE
DT Auto Owner Trust:
0.96%, 1/15/14 (e)	$ 51,493	$51,484
1.40%, 8/15/14 (e)	54,942	55,006
Santander Drive Auto Receivables Trust, 1.01%, 7/15/13 (e)	22,237	22,241

Total Asset-Backed Securities (Cost $128,661)		128,731

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.7%
Credit Suisse First Boston Mortgage Securities Corp., 4.597%, 3/15/35	234,985	237,842
Wachovia Bank Commercial Mortgage Trust, 5.23%, 7/15/41	30,919	30,921

Total Commercial Mortgage-Backed Securities (Cost $270,993)		268,763

CORPORATE BONDS - 76.8%
Alcoa, Inc., 5.40%, 4/15/21	150,000	149,366
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	96,336	—
America Movil SAB de CV, 2.375%, 9/8/16	100,000	102,590
American Express Credit Corp.:
2.80%, 9/19/16	125,000	130,396
2.375%, 3/24/17	100,000	102,493
American International Group, Inc., 3.80%, 3/22/17	250,000	254,847
American National Red Cross, 5.422%, 11/15/13	335,000	339,321
Amgen, Inc.:
2.50%, 11/15/16	50,000	51,950
3.875%, 11/15/21	50,000	52,793
5.15%, 11/15/41	50,000	52,196
Anadarko Petroleum Corp., 6.375%, 9/15/17	100,000	116,163
Anheuser-Busch InBev Worldwide, Inc., 1.192%, 3/26/13 (r)	200,000	201,044
APL Ltd., 8.00%, 1/15/24 (b)	400,000	244,000
ArcelorMittal:
4.50%, 2/25/17	150,000	147,706
5.50%, 3/1/21	105,000	99,384
ASIF Global Financing XIX, 4.90%, 1/17/13 (e)	491,000	495,496
AT&T, Inc.:
2.95%, 5/15/16	100,000	105,917
3.875%, 8/15/21	225,000	245,083
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	524,860
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	650,000	—
Bank of America Corp.:
2.019%, 7/11/14 (r)	100,000	98,430
4.50%, 4/1/15	200,000	206,153
3.875%, 3/22/17	400,000	407,479
5.70%, 1/24/22	400,000	440,518
Bank of America NA, 5.30%, 3/15/17	250,000	260,282
Bank of New York Mellon Corp.:
1.70%, 11/24/14	100,000	101,685
2.40%, 1/17/17	50,000	51,623

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	PRINCIPAL
CORPORATE BONDS - Cont’d	AMOUNT	VALUE
Bank of Nova Scotia:
1.25%, 11/7/14 (e)	$ 300,000	$303,759
1.95%, 1/30/17 (e)	100,000	102,930
Barrick Gold Corp., 5.25%, 4/1/42	100,000	107,130
BellSouth Corp., 4.02%, 4/26/13 (e)	200,000	205,049
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	200,000	202,387
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	100,000	104,359
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	250,000	263,750
Boston Properties LP:
3.70%, 11/15/18	100,000	104,490
3.85%, 2/1/23	100,000	100,939
BP Capital Markets plc, 3.245%, 5/6/22	200,000	207,078
Calpine Corp. Escrow (b)*	125,000	—
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	200,000	197,415
Cemex SAB de CV, 5.47%, 9/30/15 (e)(r)	150,000	135,600
CenturyLink, Inc., 7.65%, 3/15/42	100,000	97,056
CF Industries, Inc., 7.125%, 5/1/20	200,000	243,500
Chesapeake Energy Corp., 7.625%, 7/15/13	400,000	412,500
CIT Group, Inc., 4.75%, 2/15/15 (e)	75,000	76,781
Citigroup, Inc.:
3.953%, 6/15/16	400,000	409,863
4.45%, 1/10/17	400,000	419,297
CNPC HK Overseas Capital Ltd., 3.125%, 4/28/16 (e)	250,000	257,401
Colgate-Palmolive Co., 1.30%, 1/15/17	50,000	50,638
Comcast Corp.:
3.125%, 7/15/22	100,000	100,471
4.65%, 7/15/42	100,000	100,046
Corning, Inc., 4.75%, 3/15/42	400,000	419,158
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	400,000	434,286
CVS Pass-Through Trust, 6.036%, 12/10/28	171,364	193,266
Daimler Finance North America LLC, 2.625%, 9/15/16 (e)	200,000	205,808
DDR Corp., 4.75%, 4/15/18	300,000	311,158
Deere & Co., 3.90%, 6/9/42	100,000	99,350
Discover Bank, 8.70%, 11/18/19	300,000	372,719
DISH DBS Corp., 5.875%, 7/15/22 (e)	75,000	75,750
Dow Chemical Co., 5.25%, 11/15/41	150,000	165,816
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	75,000	76,669
Eastman Chemical Co., 3.60%, 8/15/22	200,000	203,986
Ecolab, Inc., 4.35%, 12/8/21	150,000	166,255
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	400,000	428,000
ERP Operating LP, 4.625%, 12/15/21	100,000	108,617
FMG Resources August 2006 Pty. Ltd., 7.00%, 11/1/15 (e)	150,000	153,000
Ford Motor Credit Co. LLC:
3.875%, 1/15/15	200,000	205,963
4.207%, 4/15/16 (e)	200,000	207,676
4.25%, 2/3/17	100,000	104,823
5.875%, 8/2/21	200,000	222,502
France Telecom SA, 5.375%, 1/13/42	100,000	105,641
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/22	150,000	147,582
Frontier Communications Corp., 6.25%, 1/15/13	150,000	153,094
General Electric Capital Corp / LJ VP Holdings LLC, 3.80%, 6/18/19 (e)	400,000	403,625

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	PRINCIPAL
CORPORATE BONDS - Cont’d	AMOUNT	VALUE
General Electric Capital Corp.:
3.35%, 10/17/16	$100,000	$105,341
2.90%, 1/9/17	200,000	206,581
4.65%, 10/17/21	100,000	111,053
Georgia-Pacific LLC, 8.25%, 5/1/16 (e)	100,000	110,157
Gilead Sciences, Inc., 4.40%, 12/1/21	50,000	55,189
Glitnir Banki HF:
2.95%, 10/15/08 (y)*	400,000	107,000
3.046%, 4/20/10 (b)(e)(r)(y)*	600,000	160,500
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	100,000	10
Goldman Sachs Group, Inc., 5.75%, 1/24/22	650,000	686,143
Harley-Davidson Funding Corp., 5.25%, 12/15/12 (e)	200,000	203,293
HCA, Inc., 6.25%, 2/15/13	300,000	306,750
Hershey Co., 1.50%, 11/1/16	50,000	50,417
Hewlett-Packard Co., 2.20%, 12/1/15	300,000	300,939
HSBC Finance Corp., 0.818%, 9/14/12 (r)	350,000	350,006
International Business Machines Corp.:
0.875%, 10/31/14	300,000	301,440
2.90%, 11/1/21	100,000	104,750
Irwin Land LLC, 5.03%, 12/15/25 (e)	150,000	154,596
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	27,324	27
John Deere Capital Corp.:
1.25%, 12/2/14	75,000	75,991
2.00%, 1/13/17	50,000	51,575
JPMorgan Chase & Co.:
4.40%, 7/22/20	300,000	316,419
4.35%, 8/15/21	250,000	263,849
4.50%, 1/24/22	300,000	323,165
Kennametal, Inc., 3.875%, 2/15/22	100,000	102,891
Kern River Funding Corp., 6.676%, 7/31/16 (e)	33,399	37,920
Kraft Foods Group, Inc.:
3.50%, 6/6/22 (e)	100,000	102,616
5.00%, 6/4/42 (e)	100,000	105,838
Kraft Foods, Inc., 1.344%, 7/10/13 (r)	100,000	100,361
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	300,000	286,500
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	200,000	175,136
Lowe’s Co.’s, Inc., 3.80%, 11/15/21	60,000	64,946
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	105
8.30%, 12/1/37 (e)(m)*	100,000	250
Macy’s Retail Holdings, Inc., 3.875%, 1/15/22	100,000	105,137
Methanex Corp., 8.75%, 8/15/12	413,000	414,529
MetLife Institutional Funding II, 1.368%, 4/4/14 (e)(r)	200,000	200,970
Morgan Stanley:
6.25%, 8/28/17	300,000	309,657
5.50%, 7/24/20	200,000	195,673
National Fuel Gas Co., 6.50%, 4/15/18	100,000	114,042
Nationwide Health Properties, Inc., 6.59%, 7/7/38	70,000	75,718
New York Life Global Funding, 1.65%, 5/15/17 (e)	50,000	49,858
Newmont Mining Corp.:
3.50%, 3/15/22	100,000	98,700
4.875%, 3/15/42	100,000	97,510

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	PRINCIPAL
CORPORATE BONDS - Cont’d	AMOUNT	VALUE
Omnicom Group, Inc., 3.625%, 5/1/22	$ 100,000	$101,610
O’Reilly Automotive, Inc., 4.625%, 9/15/21	200,000	209,013
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	100,000	67,750
PacifiCorp:
2.95%, 2/1/22	250,000	256,727
4.10%, 2/1/42	100,000	103,363
PepsiCo, Inc.:
2.75%, 3/5/22	100,000	100,931
4.00%, 3/5/42	100,000	104,503
Pernod-Ricard SA:
4.25%, 7/15/22 (e)	50,000	51,273
5.50%, 1/15/42 (e)	100,000	102,407
Pioneer Natural Resources Co.:
5.875%, 7/15/16	250,000	277,868
3.95%, 7/15/22	200,000	200,484
PPF Funding, Inc., 5.50%, 1/15/14 (e)	150,000	153,515
Rio Tinto Finance USA plc:
3.50%, 3/22/22	150,000	158,087
4.75%, 3/22/42	100,000	111,897
Royal Bank of Canada, 1.45%, 10/30/14	250,000	253,171
SABMiller Holdings, Inc., 3.75%, 1/15/22 (e)	255,000	271,181
SBA Tower Trust, 4.254%, 4/15/40 (e)	200,000	209,164
Southern Power Co., 5.15%, 9/15/41	75,000	81,496
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	250,000	258,750
SSIF Nevada LP, 1.167%, 4/14/14 (e)(r)	200,000	198,659
SunTrust Bank, 0.757%, 8/24/15 (r)	500,000	466,659
Symantec Corp., 3.95%, 6/15/22	125,000	124,185
Target Corp.:
2.90%, 1/15/22	150,000	153,266
4.00%, 7/1/42	100,000	98,503
Telefonica Emisiones SAU:
0.796%, 2/4/13 (r)	150,000	147,001
5.134%, 4/27/20	300,000	258,415
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	219,620	220
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	140,050
Time Warner Cable, Inc.:
4.00%, 9/1/21	100,000	105,085
5.50%, 9/1/41	200,000	217,618
Time Warner, Inc.:
4.00%, 1/15/22	90,000	95,189
3.40%, 6/15/22	200,000	201,681
5.375%, 10/15/41	100,000	106,414
4.90%, 6/15/42	200,000	202,929
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	2,500,000	287,000
2/15/45 (b)(e)	5,802,419	910,980
Toronto-Dominion Bank, 2.375%, 10/19/16	100,000	102,692
Toyota Motor Credit Corp.:
2.05%, 1/12/17	100,000	102,214
3.30%, 1/12/22	50,000	52,503
United Air Lines, Inc., 12.75%, 7/15/12	196,416	196,907

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	PRINCIPAL
CORPORATE BONDS - Cont’d	AMOUNT	VALUE
United Technologies Corp.:
3.10%, 6/1/22	$ 100,000	$104,786
4.50%, 6/1/42	100,000	109,841
UnitedHealth Group, Inc.:
3.375%, 11/15/21	50,000	52,586
4.625%, 11/15/41	50,000	53,734
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	400,000	417,910
Verizon Communications, Inc.:
3.50%, 11/1/21	250,000	266,167
4.75%, 11/1/41	100,000	109,991
Volkswagen International Finance NV, 1.078%, 4/1/14 (e)(r)	300,000	299,380
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	300,000	286,500
Walt Disney Co.:
0.875%, 12/1/14	50,000	50,309
2.55%, 2/15/22	100,000	100,509
4.125%, 12/1/41	50,000	53,442
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	363,856	248,306
Xerox Corp., 1.868%, 9/13/13 (r)	150,000	151,049

Total Corporate Bonds (Cost $31,726,497)		30,678,376

MUNICIPAL OBLIGATIONS - 9.3%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.21%, 3/1/13	140,000	143,863
Kern County California PO Revenue Bonds, Zero Coupon:
8/15/19	170,000	114,757
8/15/20	365,000	228,957
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	250,000	256,833
New York City IDA Revenue Bonds, 6.027%, 1/1/46	200,000	177,296
Oconto Falls Wisconsin Public School District GO Bonds, 5.70%, 3/1/16	415,000	467,946
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	70,000	74,680
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/22	175,000	100,133
8/1/23	185,000	97,199
8/1/24	200,000	95,838
8/1/25	215,000	94,791
8/1/26	230,000	93,221
San Bernardino County California Financing Authority PO Revenue Bonds, Zero Coupon:
8/1/12	200,000	199,590
8/1/15	251,000	219,246
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.36%, 8/1/16	150,000	168,974
Thorp Wisconsin School District GO Bonds, 5.75%, 4/1/16	155,000	175,502
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.584%, 9/1/27 (b)(e)	250,000	279,537
West Covina California Public Financing Authority Lease Revenue Bonds, 6.05%, 6/1/26	750,000	741,165

Total Municipal Obligations (Cost $3,615,665)		3,729,528

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.0%
Fannie Mae, 4.00%, 7/12/12	375,000	399,082

Total U.S. Government Agency Mortgage-Backed Securities (Cost $397,500)		399,082

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	PRINCIPAL
U.S. TREASURY - 8.1%	AMOUNT	VALUE
United States Treasury Bonds:
3.125%, 2/15/42	$ 1,445,000	$1,552,020
3.00%, 5/15/42	50,000	52,367
United States Treasury Notes, 0.625%, 5/31/17	1,640,000	1,632,441

Total U.S. Treasury (Cost $3,124,072)		3,236,828

FLOATING RATE LOANS (d) - 0.3%
Clear Channel Communications, Inc., 3.673%, 1/29/16 (r)	137,017	108,736

Total Floating Rate Loans (Cost $129,501)		108,736

SOVEREIGN GOVERNMENT BONDS - 1.0%
Province of Ontario Canada, 2.45%, 6/29/22	400,000	394,816

Total Sovereign Government Bonds (Cost $398,453)		394,816

TIME DEPOSIT - 2.9%
State Street Bank Time Deposit, 0.128%, 7/2/12	1,162,497	1,162,497

Total Time Deposit (Cost $1,162,497)		1,162,497

EQUITY SECURITIES - 0.2%	shares
Avado Brands, Inc. (b)*	1,601	—
Intermet Corp. (b)*	1,573	—
Woodbourne Capital:
Trust I, Preferred (b)(e)	50,000	20,360
Trust II, Preferred (b)(e)	50,000	20,360
Trust III, Preferred (b)(e)	50,000	20,360
Trust IV, Preferred (b)(e)	50,000	20,360

Total Equity Securities (Cost $261,153)		81,440

TOTAL INVESTMENTS (Cost $41,214,992) - 100.6%		40,188,797
Other assets and liabilities, net - (0.6%)		(255,263)
neT asseTs - 100%		$39,933,534

NET ASSETS CONSIST OF:
Paid-in capital applicable to 2,427,269 shares of common stock outstanding;
$0.01 par value, 3,000,000,000 shares authorized		$45,857,367
Undistributed net investment income		897,758
Accumulated net realized gain (loss) on investments		(5,793,064)
Net unrealized appreciation (depreciation) on investments		(1,028,527)

NET ASSETS		$39,933,534

NET ASSET VALUE PER SHARE		$16.45

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			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	8	9/12	$1,761,500	$ 740
5 Year U.S. Treasury Notes	18	9/12	2,231,438	(2,390)
10 Year U.S. Treasury Notes	8	9/12	1,067,000	(682)
Total Sold				($2,332)

(b) This security was valued by the Board of Directors. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodi-
cally re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest pay-
ments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF (the Bank) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
GO: General Obligation
IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$ 830,559
Dividend income	23,826
Total investment income	854,385

Expenses:
Investment advisory fee	79,791
Transfer agent fees and expenses	15,107
Directors’ fees and expenses	4,151
Administrative fees	59,844
Accounting fees	3,211
Custodian fees	19,962
Contract services fees	13,796
Reports to shareholders	28,540
Professional fees	11,793
Miscellaneous	528
Total expenses	236,723
Reimbursement from Advisor	(67,149)
Fees paid indirectly	(20)
Net expenses	169,554

NET INVESTMENT INCOME	684,831

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	333,599
Futures	(48,265)
285,334

Change in unrealized appreciation (depreciation) on:
Investments	782,605
Futures	(6,400)
776,205

NET REALIZED AND UNREALIZED
GAIN (LOSS)	1,061,539

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ 1,746,370

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$ 684,831	$ 1,617,825
Net realized gain (loss)	285,334	1,309,230
Change in unrealized appreciation (depreciation)	776,205	(1,094,048)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,746,370	1,833,007

Distributions to shareholders from:
Net investment income	—	(1,706,833)
Total distributions	—	(1,706,833)

Capital share transactions:
Shares sold	1,118,362	1,658,159
Reinvestment of distributions	—	1,706,833
Shares redeemed	(3,658,619)	(16,514,053)
Total capital share transactions	(2,540,257)	(13,149,061)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(793,887)	(13,022,887)

NET ASSETS
Beginning of period	40,727,421	53,750,308
End of period (including undistributed net investment
income of $897,758 and $212,927, respectively)	$39,933,534	$40,727,421

CAPITAL SHARE ACTIVITY
Shares sold	69,525	102,460
Reinvestment of distributions	—	108,508
Shares redeemed	(227,594)	(1,022,991)
Total capital share activity	(158,069)	(812,023)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Income Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all relevant facts that are reasonably available, through either public information or information available to the Advisor’s portfolio management team, when determining the fair value of a security. The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

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The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2012, securities valued at $2,103,764 or 5.3% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	-	$128,731	-	$128,731
Commercial Mortgage-Backed Securities	-	268,763	-	268,763
Corporate Bonds	-	30,678,129	$$247	30,678,376
Municipal Obligations	-	3,729,528		3,729,528
U.S. Government Obligations	-	3,635,910	-	3,635,910
Other Debt Obligations	-	1,666,049	-	1,666,049
Equity Securities*		81,440	-	81,440
TOTAL	-	$40,188,550	$$247	$40,188,797

Other financial instruments**	($2,332)	-	-	($2,332)

* For further breakdown of equity securities, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk

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to the Portfolio. During the period, the Portfolio used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Portfolio. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.

During the six month period, the Portfolio invested in 2 year, 5 year, 10 year and 30 year U.S. Treasury Notes Futures. The volume of activity has varied throughout the period with a weighted average of 4 contracts and $1,361,256 weighted average notional value.

Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 13.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Portfolio earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

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Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Portfolio’s average daily net assets. Under the terms of the agreement, $13,122 was payable at period end. In addition, $13,485 was payable at period end for operating expenses paid by the Advisor during June 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is .85% (.83% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% of the average daily net assets of the Portfolio. Under the terms of the agreement, $9,842 was payable at period end.

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Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $2,206 for the six months ended June 30, 2012. Under the terms of the agreement, $361 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $16,688,607 and $15,817,533, respectively. U.S. Government security purchases and sales were $28,846,710 and $29,339,009, respectively.

The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2012, there were no such transactions.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-15	($2,998,622)
31-Dec-16	(1,237,349)
31-Dec-17	(1,654,294)
31-Dec-18	(175,128)

Capital losses may be utilized to offset future capital gains until expiration; however the Portfolio’s use of capital loss carryforwards acquired from Pinnacle Bond Portfolio of Summit Mutual Funds, Inc. may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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As of June 30, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$1,425,393
Unrealized (depreciation)	(2,451,617)
Net unrealized appreciation/(depreciation)	($1,026,224)

Federal income tax cost of investments	$41,215,021

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2012.

NOTE E — OTHER

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Portfolio’s holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008. These adjustments had the effect of changing the net asset value at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $243,250 to the Portfolio on December 27, 2011, for the benefit of affected shareholders.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			Periods Ended
	June 30,		December 31,	December 31,
	2012		2011	2010
Net asset value, beginning	$15.75		$15.82	$15.35
Income from investment operations:
Net investment income	.29		.68	.74
Net realized and unrealized gain (loss)	.41		(.06)	.46
Total from investment operations	.70		.62	1.20
Distributions from:
Net investment income	—		(.69)	(.73)
Total distributions	—		(.69)	(.73)
Total increase (decrease) in net asset value	.70		(.07)	.47
Net asset value, ending	$16.45		$15.75	$15.82

Total return*	4.44%		3.91%	7.80%
Ratios to average net assets: A
Net investment income	3.43	% (a)	3.50%	4.10%
Total expenses	1.19	% (a)	1.02%	.92%
Expenses before offsets	.85	% (a)	.82%	.81%
Net expenses	.85	% (a)	.82%	.81%
Portfolio turnover	122%		175%	172%
Net assets, ending (in thousands)	$39,934		$40,727	$53,750

			Years Ended
	December 31,		December 31,	December 31
	2009		2008	2007
Net asset value, beginning	$13.40		$16.02	$16.02
Income from investment operations:
Net investment income	.86		.71	.73
Net realized and unrealized gain (loss)	1.93		(2.57)	.06
Total from investment operations	2.79		(1.86)	.79
Distributions from:
Net investment income	(.84)		(.76)	(.73)
Net realized gain	—		—	(.06)
Total distributions	(.84)		(.76)	(.79)
Total increase (decrease) in net asset value	1.95		(2.62)	—
Net asset value, ending	$15.35		$13.40	$16.02

Total return*	20.86%		(11.59%)	4.94%
Ratios to average net assets: A
Net investment income	4.56%		5.49%	4.93%
Total expenses	.94%		.88%	.87%
Expenses before offsets	.81%		.88%	.87%
Net expenses	.81%		.86%	.84%
Portfolio turnover	268%		279%	317%
Net assets, ending (in thousands)	$60,916		$80,710	$78,882

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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# Calvert VP SRI Balanced Portfolio

**Semi-Annual Report**
June 30, 2012

Calvert INVESTMENTS

CALVERT VP SRI BALANCED PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Investment Management, Inc.

Investment Climate

The six-month reporting period ended June 30, 2012 was roughly divided into two phases. The first, from January through mid-March, featured rising interest rates and improving U.S. economic data. On average, 226,000 new jobs were added each month during the first quarter of 2012, compared with a monthly average of 164,000 jobs in the last quarter of 2011. The unemployment rate fell from 8.5% in December to 8.1% in April.

Equities started the year strong as continuously improving U.S. economic data and healthy corporate earnings helped drive improvements in investor sentiment. However, negative headwinds from the eurozone, a slowdown in China, and the U.S. policy stalemate—which will likely worsen later in this election year—around continuation of the Bush era tax cuts were a drag on equity markets as the year wore on. Despite the pullback, most global equity markets were still up considerably through the first half of the year.

For the six-month period, the Standard and Poor’s (S&P) 500 Index and Russell 1000 Index returned 9.49% and 9.38%, respectively, while the MSCI EAFE Index was up 3.38% and the MSCI Emerging Markets Index gained 4.12%. Small-cap stocks slightly underper-formed large-cap stocks with the Russell 2000 Index of small-cap companies returning 8.53%. Growth outperformed value as the Russell 1000 Growth Index returned 10.08% versus the Russell 1000 Value Index’s return of 8.68%.

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.12)
Six month**	6.86%
One year	5.81%
Five year	1.37%
Ten year	4.60%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.91%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* The Balanced Composite Index is an internally constructed index comprised of a blend of 60% Russell 1000 Index and 40% Barclays U.S. Credit Index.

** Total Return is not annualized for periods of less than one year.

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Within the Russell 1000 Index, Telecommunication Services, Financials, and Information Technology were the top-performing sectors through the first half of 2012. Despite a strong bounce this year, Financials lost some ground as negative investor sentiment heightened due to the European economic and sovereign debt crisis. At the same time, fears of a significant slowdown in China caused the Energy, Materials, and Industrials sectors to lag.

% of Total Investments
ASSET ALLOCATION	(at 6.30.12)

Stocks	57%
Bonds	43%
Total	100%

The U.S. corporate sector remained strong as aggregate earnings per share for S&P 500 Index companies grew 7.7% in the fourth quarter of 2011 on a year-over-year basis. This was followed by 69% of S&P 500 Index companies beating earnings expectations in the first quarter of 2012. Notably, 67% of companies also beat their revenue estimates, which indicated improvements in top-line numbers and overall improvement in the strength of the U.S. economy.

Economic improvements prompted market participants to speculate about an earlier-than-expected end to the Federal Reserve (Fed) easing cycle, driving market interest rates up. In fact, the benchmark 10-year Treasury note yield steadily rotated around the 2% level for a number of months before reaching nearly 2.4% in mid-March.

However, the heightening of problems in Europe subsequently caused bond yields in Spain and Italy to spike into the danger zone. Yields of safe haven government bonds, such as German bunds and U.S. Treasuries, plunged to record or near-record lows as investors once again sought refuge from a storm.

Overall, the yield on the 10-year Treasury note fell 0.25 percentage points from the beginning of the reporting period to 1.64%. Taxable and tax-exempt money market rates were little changed, pinned down by the Fed’s near-zero interest rate monetary policy. Yield curves flattened in major bond market sectors, including municipal bonds. In fact, longer-term municipal bonds yields declined and the Barclays Municipal Bond Index gained 3.66%.

Global inflation remained tame. Aggressive, accommodative monetary policy by central banks around the globe helped equity markets rally hard off the lows of last fall, albeit on low volume. Also, the Federal Reserve (Fed) announced an extension of “operation twist” through the end of this year in an effort to keep long-term interest rates low.

The manufacturing sector continued to provide significant support for the U.S. economic recovery. A weak dollar, thanks to the especially accommodative monetary policy in the United States, continued to help U.S. exports and support the rebuilding of the domestic manufacturing and industrial base. However, some economic indicators have begun to be impacted by the economic recession in Europe and a slowdown in the emerging markets.

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While the U.S. labor market is still weak, it showed very encouraging signs, although improvements seemed to slow down in the second quarter. The public sector accounted for a large portion of the job losses. However, we believe hiring will likely resume once pending policy measures clear political hurdles and companies have better visibility for the next several quarters.

2012 started with a surge in oil prices due to geopolitical tensions in the Middle East, but commodity prices--especially food and energy--softened, providing another source of support for the U.S. consumer. The continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery.

On the housing front, most data continued to point to an improving environment in residential housing, supported by historically low mortgage rates and low home prices. Despite high inventories of foreclosures still to be worked through, we believe the repair and the bottoming-out process in the housing market has started and should continue as the U.S. economy and U.S. consumers recover.

The European Central Bank’s LTRO (long term refinancing operation) seemed to help eurozone sovereign bond markets by driving down short-end yields and reducing investor perception of the probability of a tail risk event, such as a global financial crisis. Yet despite the positive impact of the LTRO, the fiscal drag began having a pervasive negative impact on economic growth throughout Europe, with core economies also coming under stress. Markets focused on increased political turmoil in several eurozone countries, including Greek elections in mid-June that were framed as a referendum on Greece’s status in the eurozone. There was a global sigh of relief after the New Democracy party emerged victorious amid hope that Greece would adhere to the international bailout agreement.

With Spain’s financial system badly in need of a capital injection, eurozone officials agreed to a 100 billion euro bailout for the country. But concern mounted that bailouts of eurozone countries that subordinate private investors in government bonds to official creditors were scaring away investors from the sovereign bond market, which could further accelerate and exacerbate the sovereign debt crisis and the likelihood of contagion.

After much nervous anticipation, market participants responded to the glimmer of hope arising from the European leaders’ two-day summit at the end of the June with what looked like a short-term relief rally. There were some important breakthroughs at the meeting, with Germany appearing more flexible on many of the proposed solutions.

The Chinese economy continued to show signs of slowing growth, with China’s HSBC Manufacturing PMI in contraction territory for eight consecutive months. China also cut its economic growth target from 8% to 7.5% during the first quarter, signaling its need to transition from an export-driven economy to a more sustainable, consumer-driven economic model.

A potential sharp slowdown or, more importantly, a hard landing in China, fueled by a possible bursting of a real estate bubble there, would certainly ripple strongly throughout the global economy, especially for emerging-market economies that supply China, such as Brazil and Australia. As for the United States, this indirect impact may be less damaging than a domestic recession.

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Outlook

In broad strokes, the first half of 2012 followed a pattern similar to the prior two years. Initially better economic data pushed interest rates higher, only to fall later on heightened euro turmoil and evidence of slowing economic growth.

Relatively speaking, the U.S. has fared better than most of the rest of the world, and the housing market has shown signs of bottoming. However, the labor market remains weak and is a top concern for Fed leadership. We expect headline and core inflation rates to remain low. With the Fed ready to ease policy later this year if needed, we expect interest rates to remain very low as well unless there is an abrupt and sustained change in U.S. growth and euro rescue prospects.

Yet despite the resilient economic environment in the United States, the expiration of the Bush tax breaks and the payroll tax holiday, along with debt ceiling negotiations expected later this year, will probably be significant negatives for the economy. Even with positive corporate earnings and continued gradual economic recovery in the United States, these looming developments in the political landscape will most certainly weigh on U.S. gross domestic product growth and are likely to fuel market volatility in the second half of the year.

We believe that the relief rally following the June EU Leaders Summit was a welcome sign, but the rally may be short-lived as eurozone policymakers’ promises have not yet been backed up by timely actions. Furthermore, a whole range of upcoming policy decisions in the United States won’t be resolved until later this year. However, once we have more visibility into the “fiscal cliff” scenarios, barring disagreement on the extension of stimulative measures, market participants may feel better about investing in risky assets for the long term.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2012

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 to June 30, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/12	6/30/12	1/1/12 - 6/30/12

Actual	$1,000.00	$1,068.61	$4.72

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.30	$4.61

* Expenses are equal to the Fund’s annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2012

EQUITY SECURITIES - 57.5%	SHARES	VALUE
Beverages - 1.3%
Monster Beverage Corp.*	55,000	$3,916,000

Capital Markets - 1.9%
Franklin Resources, Inc	51,400	5,704,886

Chemicals - 3.1%
Ecolab, Inc.	89,500	6,133,435
Praxair, Inc	31,500	3,424,995
		9,558,430

Commercial Banks - 1.6%
CoBank ACB, Preferred (e)*	300	202,781
US Bancorp	147,700	4,750,032
		4,952,813

Communications Equipment - 1.5%
Cisco Systems, Inc.	140,800	2,417,536
F5 Networks, Inc.*	22,800	2,269,968
		4,687,504

Computers & Peripherals - 4.1%
Apple, Inc.*	12,435	7,262,040
EMC Corp.*	209,800	5,377,174
		12,639,214

Consumer Finance - 1.9%
Capital One Financial Corp	107,200	5,859,552

Containers & Packaging - 1.3%
Ball Corp.	98,200	4,031,110

Diversified Financial Services - 2.2%
IntercontinentalExchange, Inc.*	43,700	5,942,326
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	203,600
Trust II, Preferred (b)(e)	500,000	203,600
Trust III, Preferred (b)(e)	500,000	203,600
Trust IV, Preferred (b)(e)	500,000	203,600
		6,756,726

Diversified Telecommunication Services - 1.5%
CenturyLink, Inc.	115,600	4,565,044

Electrical Equipment - 1.3%
Rockwell Automation, Inc.	58,100	3,838,086

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 9

EQUITY SECURITIES - Cont’d	SHARES	VALUE
Energy Equipment & Services - 1.3%
Cameron International Corp.*	95,800	$4,091,618

Food & Staples Retailing - 1.2%
Walgreen Co.	119,600	3,537,768

Gas Utilities - 2.0%
Oneok, Inc	147,500	6,240,725

Health Care Equipment & Supplies - 1.7%
Intuitive Surgical, Inc.*	9,460	5,238,853

Health Care Providers & Services - 5.3%
Cardinal Health, Inc.	91,900	3,859,800
CIGNA Corp	88,300	3,885,200
Express Scripts Holding Co.*	81,400	4,544,562
Laboratory Corp. of America Holdings*	43,600	4,037,796
		16,327,358

Health Care Technology - 0.6%
Cerner Corp.*	23,300	1,925,978

Hotels, Restaurants & Leisure - 1.4%
Chipotle Mexican Grill, Inc.*	11,350	4,312,433

Household Products - 1.4%
Church & Dwight Co., Inc.	77,100	4,276,737

Industrial Conglomerates - 1.4%
Danaher Corp.	83,500	4,348,680

Internet & Catalog Retail - 1.5%
priceline.com, Inc.*	7,000	4,651,640

Internet Software & Services - 1.4%
Google, Inc.*	7,670	4,449,137

IT Services - 1.8%
Alliance Data Systems Corp.*	25,000	3,375,000
MasterCard, Inc.	5,200	2,236,572
		5,611,572

Machinery - 3.4%
Cummins, Inc	52,000	5,039,320
Deere & Co.	65,600	5,305,072
		10,344,392

Multiline Retail - 1.2%
Nordstrom, Inc.	73,350	3,644,762

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 10

EQUITY SECURITIES - Cont’d	SHARES	VALUE
Oil, Gas & Consumable Fuels - 3.0%
Denbury Resources, Inc.*	322,100	$4,866,931
Pioneer Natural Resources Co	50,550	4,459,015
		9,325,946

Semiconductors & Semiconductor Equipment - 0.8%
Lam Research Corp.*	65,000	2,453,100

Software - 1.9%
Microsoft Corp.	190,900	5,839,631

Specialty Retail - 4.5%
Bed Bath & Beyond, Inc.*	75,900	4,690,620
TJX Co.’s, Inc	134,600	5,778,378
Ulta Salon Cosmetics & Fragrance, Inc.	35,100	3,277,638
		13,746,636

Total Equity Securities (Cost $155,632,032)		176,876,331

	PRINCIPAL
ASSET-BACKED SECURITIES - 0.1%	AMOUNT
CPS Auto Trust, 6.48%, 7/15/13 (e)	$ 35,051	35,221
DT Auto Owner Trust, 1.40%, 8/15/14 (e)	137,355	137,515
Santander Drive Auto Receivables Trust, 1.37%, 8/15/13 (e)	200,631	200,750

Total Asset-Backed Securities (Cost $373,793)		373,486

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 0.0%
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	77,210	78,292
JP Morgan Mortgage Trust, 3.414%, 7/25/35 (r)	5,701	5,693

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $80,803)		83,985

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc., 4.783%, 7/10/43 (r)	46,657	46,645
Credit Suisse First Boston Mortgage Securities Corp., 5.10%, 8/15/38 (r)	500,000	508,009
GMAC Commercial Mortgage Securities, Inc., 4.079%, 5/10/36	567,242	573,372
LB-UBS Commercial Mortgage Trust, 4.96%, 12/15/31	243,068	245,672
Morgan Stanley Dean Witter Capital I, 6.55%, 7/15/33	2,000,000	2,057,704

Total Commercial Mortgage-Backed Securities (Cost $3,446,846)		3,431,402

CORPORATE BONDS - 28.9%
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—
Ally Financial, Inc., 4.50%, 2/11/14	500,000	506,875
Altera Corp., 1.75%, 5/15/17	500,000	503,701
America Movil SAB de CV, 2.375%, 9/8/16	300,000	307,770

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 11

	PRINCIPAL
CORPORATE BONDS - Cont’d	AMOUNT	VALUE
American Express Credit Corp.:
2.80%, 9/19/16	$ 150,000	$156,475
2.375%, 3/24/17	1,000,000	1,024,932
Amgen, Inc.:
2.50%, 11/15/16	225,000	233,775
3.875%, 11/15/21	200,000	211,172
5.15%, 11/15/41	150,000	156,587
ANZ National International Ltd., 1.468%, 12/20/13 (e)(r)	750,000	746,939
APL Ltd., 8.00%, 1/15/24 (b)	600,000	366,000
AT&T, Inc.:
2.95%, 5/15/16	300,000	317,752
3.875%, 8/15/21	800,000	871,407
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	2,500,000	—
Bank of America Corp.:
1.886%, 1/30/14 (r)	400,000	395,822
0.798%, 9/15/14 (r)	600,000	572,829
3.875%, 3/22/17	450,000	458,414
5.70%, 1/24/22	1,650,000	1,817,135
Bank of America NA, 5.30%, 3/15/17	500,000	520,565
Bank of Montreal, 1.95%, 1/30/18 (e)	300,000	308,669
Bank of New York Mellon Corp.:
1.70%, 11/24/14	300,000	305,054
2.40%, 1/17/17	300,000	309,740
Bank of Nova Scotia:
1.25%, 11/7/14 (e)	500,000	506,265
1.95%, 1/30/17 (e)	350,000	360,254
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	260,185
BellSouth Corp., 4.02%, 4/26/13 (e)	1,000,000	1,025,247
Boston Properties LP:
3.70%, 11/15/18	200,000	208,979
3.85%, 2/1/23	500,000	504,697
Canadian National Railway Co., 1.45%, 12/15/16	100,000	100,555
CBS Corp., 3.375%, 3/1/22	200,000	199,259
CenturyLink, Inc.:
7.875%, 8/15/12	1,000,000	1,007,047
5.80%, 3/15/22	250,000	248,876
7.65%, 3/15/42	500,000	485,281
Chesapeake Energy Corp., 7.625%, 7/15/13	900,000	928,125
CIT Group, Inc., 5.25%, 4/1/14 (e)	250,000	258,750
Colgate-Palmolive Co.:
1.30%, 1/15/17	150,000	151,914
2.45%, 11/15/21	1,000,000	1,020,181
2.30%, 5/3/22	1,000,000	1,006,133
Corning, Inc., 4.75%, 3/15/42	1,000,000	1,047,894
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	1,000,000	1,085,716
CVS Pass-Through Trust, 6.036%, 12/10/28	856,818	966,328
DDR Corp., 4.75%, 4/15/18	300,000	311,159
Deere & Co., 2.60%, 6/8/22	600,000	598,951
Discover Bank, 8.70%, 11/18/19	500,000	621,199
Discover Financial Services:
6.45%, 6/12/17	500,000	560,997
5.20%, 4/27/22 (e)	1,000,000	1,046,076

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 12

	PRINCIPAL
CORPORATE BONDS - Cont’d	AMOUNT	VALUE
Discovery Communications LLC:
3.30%, 5/15/22	$ 700,000	$706,454
4.95%, 5/15/42	500,000	521,820
DISH DBS Corp., 5.875%, 7/15/22 (e)	250,000	252,500
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	150,000	153,339
Ecolab, Inc., 4.35%, 12/8/21	500,000	554,182
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,000,000	1,070,000
ERP Operating LP, 4.625%, 12/15/21	400,000	434,469
Experian Finance plc, 2.375%, 6/15/17 (e)	400,000	400,448
Express Scripts Holding Co., 2.75%, 11/21/14 (e)	150,000	153,209
First Niagara Financial Group, Inc., 6.75%, 3/19/20	500,000	566,958
Ford Motor Credit Co. LLC:
7.50%, 8/1/12	100,000	100,394
3.875%, 1/15/15	250,000	257,454
2.75%, 5/15/15	400,000	403,246
5.875%, 8/2/21	700,000	778,756
4.207%, 4/15/16 (e)	250,000	259,595
3.984%, 12/15/22 (e)	750,000	772,432
France Telecom SA, 5.375%, 1/13/42	500,000	528,207
Frontier Communications Corp., 6.25%, 1/15/13	500,000	510,312
General Mills, Inc., 3.15%, 12/15/21	1,000,000	1,023,311
Gilead Sciences, Inc., 4.40%, 12/1/21	450,000	496,701
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	1,000,000	1,017,207
Glitnir Banki HF:
2.95%, 10/15/08 (y)*	1,000,000	267,500
3.226%, 1/21/11 (b)(e)(r)(y)*	500,000	133,750
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	1,250,000	125
Goldman Sachs Group, Inc.:
5.35%, 1/15/16	100,000	105,000
6.15%, 4/1/18	875,000	948,570
5.75%, 1/24/22	1,500,000	1,583,406
Great River Energy, 5.829%, 7/1/17 (e)	273,846	292,442
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17 (e)	300,000	304,350
HCA, Inc., 6.30%, 10/1/12	750,000	757,500
Hershey Co., 1.50%, 11/1/16	150,000	151,250
Hewlett-Packard Co., 0.867%, 5/30/14 (r)	500,000	495,610
HSBC Finance Corp., 0.818%, 9/14/12 (r)	1,000,000	1,000,017
Intel Corp., 4.80%, 10/1/41	500,000	572,617
International Business Machines Corp.:
0.875%, 10/31/14	750,000	753,601
2.90%, 11/1/21	300,000	314,249
Jefferies Group, Inc., 5.125%, 4/13/18	250,000	242,500
John Deere Capital Corp.:
1.25%, 12/2/14	250,000	253,302
2.00%, 1/13/17	200,000	206,298
JPMorgan Chase & Co.:
1.593%, 9/22/15 (r)	500,000	494,357
4.40%, 7/22/20	100,000	105,473
4.35%, 8/15/21	500,000	527,699
4.50%, 1/24/22	1,500,000	1,615,827
JPMorgan Chase Capital XXV, 6.80%, 10/1/37	700,000	699,996

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 13

	PRINCIPAL
CORPORATE BONDS - Cont’d	AMOUNT	VALUE
Kellogg Co., 3.125%, 5/17/22	$ 1,000,000	$1,016,582
Liberty Mutual Group, Inc.:
4.95%, 5/1/22 (e)	1,000,000	993,795
6.50%, 5/1/42 (e)	500,000	506,098
Liberty Property LP, 6.375%, 8/15/12	1,000,000	1,006,612
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	1,500,000	1,313,520
Lowe’s Co.’s, Inc., 3.80%, 11/15/21	200,000	216,487
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,154,000	5,385
8.30%, 12/1/37 (e)(m)*	3,200,000	8,000
Masco Corp., 5.85%, 3/15/17	400,000	419,296
Medtronic, Inc., 3.125%, 3/15/22	500,000	518,032
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	1,222,000	311,610
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,136,724
New York Life Global Funding, 1.65%, 5/15/17 (e)	200,000	199,432
Nordstrom, Inc., 4.00%, 10/15/21	200,000	219,361
Omnicom Group, Inc., 3.625%, 5/1/22	300,000	304,830
O’Reilly Automotive, Inc., 4.625%, 9/15/21	500,000	522,532
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	953,950	752,295
Pearson Funding Four plc, 3.75%, 5/8/22 (e)	1,000,000	1,019,792
Pioneer Natural Resources Co.:
5.875%, 7/15/16	900,000	1,000,325
3.95%, 7/15/22	300,000	300,726
Prudential Financial, Inc., 3.625%, 9/17/12	600,000	603,466
QVC, Inc., 5.125%, 7/2/22 (e)	300,000	306,232
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	840,000	814,027
Royal Bank of Canada, 1.45%, 10/30/14	500,000	506,342
Safeway, Inc.:
1.968%, 12/12/13 (r)	1,750,000	1,755,231
4.75%, 12/1/21	400,000	396,692
Salvation Army, 5.46%, 9/1/16	140,000	160,042
SBA Tower Trust, 4.254%, 4/15/40 (e)	750,000	784,364
Simon Property Group LP:
6.125%, 5/30/18	500,000	591,620
4.125%, 12/1/21	120,000	127,846
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	534,470
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	800,000	828,000
SSIF Nevada LP, 1.167%, 4/14/14 (e)(r)	1,200,000	1,191,955
Stadshypotek AB, 1.011%, 9/30/13 (e)(r)	1,000,000	999,385
SunTrust Bank:
0.757%, 8/24/15 (r)	500,000	466,660
7.25%, 3/15/18	500,000	578,647
Svenska Handelsbanken AB, 1.468%, 9/14/12 (e)(r)	500,000	500,572
Symantec Corp., 3.95%, 6/15/22	500,000	496,739
Target Corp.:
2.90%, 1/15/22	425,000	434,253
4.00%, 7/1/42	300,000	295,508
Telefonica Emisiones SAU:
0.796%, 2/4/13 (r)	500,000	490,003
5.134%, 4/27/20	1,000,000	861,384
The Coca-Cola Co., 0.418%, 3/14/14 (r)	1,600,000	1,602,475
The Dun & Bradstreet Corp., 2.875%, 11/15/15	1,000,000	1,028,161

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 14

	PRINCIPAL
Corporate Bonds - Cont’d	AMOUNT	VALUE
The Gap, Inc., 5.95%, 4/12/21	$ 750,000	$777,381
Time Warner Cable, Inc.:
4.00%, 9/1/21	400,000	420,341
5.50%, 9/1/41	400,000	435,236
Time Warner, Inc.:
4.875%, 3/15/20	100,000	112,574
4.00%, 1/15/22	370,000	391,334
3.40%, 6/15/22	500,000	504,202
5.375%, 10/15/41	280,000	297,958
4.90%, 6/15/42	300,000	304,394
Toll Road Investors Partnership II LP, 1.00%, 2/15/45 (b)(e)	17,731,847	2,783,900
Toronto-Dominion Bank, 2.375%, 10/19/16	300,000	308,075
Toyota Motor Credit Corp.:
2.05%, 1/12/17	300,000	306,641
3.30%, 1/12/22	300,000	315,019
United Parcel Service, Inc., 3.125%, 1/15/21	150,000	160,614
US Bank:
4.95%, 10/30/14	100,000	108,753
3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,000,000	1,044,774
Viacom, Inc., 3.125%, 6/15/22	1,000,000	1,001,262
Volkswagen International Finance NV, 1.078%, 4/1/14 (e)(r)	1,000,000	997,934
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	1,600,000	1,528,000
Wells Fargo & Co.:
4.375%, 1/31/13	125,000	127,741
1.381%, 6/26/15 (r)	300,000	300,444
Willis Group Holdings plc, 4.125%, 3/15/16	500,000	522,706
Xerox Corp., 1.868%, 9/13/13 (r)	500,000	503,497

Total Corporate Bonds (Cost $95,471,869)		88,766,402

MUNICIPAL OBLIGATIONS - 1.8%
Maryland Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (f)*	370,000	98,050
Series C, Zero Coupon, 7/1/48 (f)	506,807	5
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	500,000	513,665
New York City GO Bonds, 5.206%, 10/1/31	470,000	539,701
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds,
5.767%, 8/1/36	600,000	729,408
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	400,000	481,616
South Bend County Indiana Economic Development Income Tax Revenue
Bonds, 5.30%, 2/1/17	930,000	1,055,299
Union County Arkansas Industrial Development Revenue VRDN, 1.05%, 10/1/27 (r)	1,000,000	1,000,000
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.734%, 9/1/47 (b)(e)	1,000,000	1,118,110

Total Municipal Obligations (Cost $5,977,479)		5,535,854

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.2%	AMOUNT	VALUE
Federal Home Loan Bank, 3.625%, 10/18/13	$ 200,000	$208,498
Freddie Mac, 5.50%, 7/18/16	300,000	356,379

Total U.S. Government Agencies and Instrumentalities (Cost $528,019)		564,877

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES- 0.5%
Fannie Mae, 4.00%, 7/12/12	1,560,000	1,660,181

Total U.S. Government Agency Mortgage-Backed Securities (Cost $1,653,600)		1,660,181

u.s. treasury - 6.3%
United States Treasury Bonds:
3.125%, 2/15/42	381,000	409,218
3.00%, 5/15/42	1,415,000	1,481,992
United States Treasury Notes:
0.25%, 5/15/15	105,000	104,541
0.625%, 5/31/17	13,165,000	13,104,322
1.75%, 5/15/22	4,115,000	4,148,434

Total U.S. Treasury (Cost $19,178,741)		19,248,507

TIME DEPOSIT - 3.9%
State Street Bank Time Deposit, 0.128%, 7/2/12	11,832,644	11,832,644

Total Time Deposit (Cost $11,832,644)		11,832,644

SOVEREIGN GOVERNMENT BONDS - 0.7%
Province of Ontario Canada:
3.00%, 7/16/18	1,000,000	1,074,017
2.45%, 6/29/22	1,000,000	987,041

Total Sovereign Government Bonds (Cost $2,042,349)		2,061,058

TOTAL INVESTMENTS (Cost $296,218,175) - 101.0%		310,434,727
Other assets and liabilities, net - (1.0%)		(3,017,673)
net assets - 100%		$307,417,054

NET ASSETS CONSIST OF:
Paid-in capital applicable to 164,447,260 shares of common stock outstanding;
$0.01 value, 1,000,000,000 shares authorized		$296,655,808
Undistributed net investment income		2,486,356
Accumulated net realized gain (loss) on investments		(5,951,066)
Net unrealized appreciation (depreciation) on investments		14,225,956

NET ASSETS		$307,417,054

NET ASSET VALUE PER SHARE		$1.869

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 16

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
futures	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	11	9/12	$1,467,125	($247)
30 Year U.S. Treasury Bonds	23	9/12	3,403,281	9,315
Total Purchased				$9,068

Sold:
2 Year U.S. Treasury Notes	51	9/12	$11,229,563	$4,717
5 Year U.S. Treasury Notes	48	9/12	5,950,500	(4,381)
Total Sold				$336

(b) This security was valued by the Board of Directors. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 750,000 par Maryland State
Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the Portfolio. Series B is not accruing interest.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF (the Bank) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:

GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 17

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$ 2,045,291
Dividend income	1,086,906
Total investment income	3,132,197

Expenses:
Investment advisory fee	687,228
Administrative fees	444,677
Transfer agency fees and expenses	179,416
Directors’ fees and expenses	33,618
Custodian fees	33,631
Accounting fees	24,745
Reports to shareholders	50,573
Professional fees	22,515
Miscellaneous	6,592
Total expenses	1,482,995
Fees paid indirectly	(101)
Net expenses	1,482,894

NET INVESTMENT INCOME	1,649,303

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments*	16,812,548
Futures	284,496
17,097,044

Change in unrealized appreciation (depreciation) on:
Investments	5,283,227
Futures	(63,500)
5,219,727

NET REALIZED AND UNREALIZED GAIN (LOSS)	22,316,771

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ 23,966,074

* Includes realized gain of $7,509,522 due to an in-kind redemption. See Note G.

See notes to financial statements.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 18

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$ 1,649,303	$4,789,951
Net realized gain (loss)*	17,097,044	24,980,551
Change in unrealized appreciation (depreciation)	5,219,727	(15,170,325)

INCREASE (DECREASE) IN NET ASSETS
resultIng from operatIons	23,966,074	14,600,177

Distributions to shareholders from:
Net investment income	—	(4,672,758)
Total distributions	—	(4,672,758)

Capital share transactions:
Shares sold	12,218,665	26,371,433
Reinvestment of distributions	—	4,672,758
Shares issued from merger (See Note F)	—	15,372,896
Shares redeemed**	(82,805,668)	(37,221,065)
Total capital share transactions	(70,587,003)	9,196,022

TOTAL INCREASE (DECREASE) IN NET ASSETS	(46,620,929)	19,123,441

NET ASSETS
Beginning of period	354,037,983	334,914,542
End of period (including undistributed net investment
income of $2,486,356 and $837,053, respectively)	$ 307,417,054	$354,037,983

CAPITAL SHARE ACTIVITY
Shares sold	6,638,959	15,042,585
Reinvestment of distributions	—	2,667,099
Shares issued from merger (See Note F)	—	8,498,008
Shares redeemed***	(44,604,866)	(21,378,481)
Total capital share activity	(37,965,907)	4,829,211

* Includes realized gain of $7,509,522 due to an in-kind redemption during the six months ended June 30, 2012. See Note G.

** Includes an in-kind redemption in the amount of $41,007,227 during the six months ended June 30, 2012. See Note G.

*** Includes in-kind redemption shares of 766,400 during the six months ended June 30, 2012. See Note G.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all relevant facts that are reasonably available, through either public information or information available to the Advisor’s portfolio management team, when determining the fair value of a security.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price

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that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2012, securities valued at $6,062,365, or 2.0% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2012:

	VALUATION INPUTS
Investments In seCurItIes	Level 1	Level 2	Level 3	Total
Equity securities*	$176,061,931	$814,400	-	$176,876,331
Asset-backed securities	-	373,486	-	373,486
Collateralized mortgage-backed obligations	-	83,985	-	83,985
Commercial mortgage-backed securities	-	3,431,402	-	3,431,402
Corporate debt	-	88,766,402	-	88,766,402
Municipal obligations	-	5,535,854	-	5,535,854
Other debt obligations	-	13,893,702	-	13,893,702
U.S. government obligations	-	21,473,565	-	21,473,565
TOTAL	$176,061,931	$134,372,796	-	$310,434,727

Other financial instruments**	$9,404	-	-	$9,404

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfo-

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lio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, the Portfolio used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Portfolio. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.

During the six month period, the Portfolio invested in 2 year, 5 year, 10 year, and 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the period with a weighted average of 91 contracts and $3,815,412 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 17.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, on the following rates of the Portfolio’s average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement, $106,000 was payable at period end. In addition, $70,794 was payable at period end for operating expenses paid by the Advisor during June 2012.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement, $68,588 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $16,962 for the six months ended June 30, 2012. Under the terms of the agreement, $2,501 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $120,222,660 and $163,379,370, respectively. U.S. government security purchases and sales were $146,705,882 and $160,948,343, respectively.

The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2012, such purchase and sales transactions were $1,019,590 and $7,694,392, respectively.

CAPITAL LOSS CARRYFORWARDS

Expiration Date
31-Dec-16	($10,422,478)
31-Dec-17	(12,011,647)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$31,564,170
Unrealized (depreciation)	(17,680,323)
Net unrealized appreciation/(depreciation)	$13,883,847

Federal income tax cost of investments	$296,550,880

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2012.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F — REORGANIZATION

On December 9, 2010, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert VP Balanced Index Portfolio (“Balanced Index”) for shares of the acquiring portfolio, Calvert VP SRI Balanced Portfolio (“SRI Balanced”) and the assumption of the liabilities of Balanced Index. Shareholders approved the Plan at a meeting on April 15, 2011 and the reorganization took place on April 29, 2011.

The acquisition was accomplished by a tax-free exchange of the following shares:

		ACQUIRING
MERGED PORTFOLIO	SHARES	PORTFOLIO	SHARES	VALUE
Balanced Index	310,596	SRI Balanced	8,498,008	$15,372,896

For financial reporting purposes, assets received and shares issued by SRI Balanced were recorded at fair value; however, the cost basis of the investments received from Balanced Index were carried forward to align ongoing reporting of SRI Balanced’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
	NET	APPRECIATION	ACQUIRING	NET
MERGED PORTFOLIO	ASSETS	(DEPRECIATION)	PORTFOLIO	ASSETS
Balanced Index	$15,372,896	$2,510,976	SRI Balanced	$354,121,549

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Assuming the acquisition had been completed on January 1, 2011, SRI Balanced’s results of operations for the period ended December 31, 2011 would have been as follows:

Net investment income	$4,893,637	(a)
Net realized and change in unrealized gain (loss) on investments	$10,587,167	(b)
Net increase (decrease) in assets from operations	$15,480,804

Because SRI Balanced and Balanced Index sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Balanced Index that have been included in SRI Balanced’s Statement of Operations since April 29, 2011.

(a) $4,789,951 as reported, plus $103,686 from Balanced Index pre-merger.
(b) $9,810,226 as reported, plus $776,941 from Balanced Index pre-merger.

NOTE G — IN-KIND TRANSFER OF SECURITIES

During the period ended June 30, 2012, the Portfolio redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

TRANSACTION		REDEEMED
DATE	SHARES	VALUE	GAIN (LOSS)
2/17/2012	766,400	$41,007,227	$7,509,522

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FINANCIAL HIGHLIGHTS

			Periods Ended
	June 30,		December 31,	December 31,
	2012		2011	2010
Net asset value, beginning	$1.749		$1.695	$1.533
Income from investment operations:
Net investment income	.011		.023	.024
Net realized and unrealized gain (loss)	.109		.054	.161
Total from investment operations	.120		.077	.185
Distributions from:
Net investment income	—		(.023)	(.023)
Total distributions	—		(.023)	(.023)
Total increase (decrease) in net asset value	.120		.054	.162
Net asset value, ending	$1.869		$1.749	$1.695

Total return*	6.86%		4.56%	12.10%
Ratios to average net assets: A
Net investment income	1.02	% (a)	1.37%	1.47%
Total expenses	92	% (a)	.91%	.91%
Expenses before offsets	92	% (a)	.91%	.91%
Net expenses	92	% (a)	.91%	.90%
Portfolio turnover	87%		121%	116%
Net assets, ending (in thousands)	$307,417		$354,038	$334,915

			Years Ended
	December 31,		December 31,	December 31,
	2009		2008	2007
Net asset value, beginning	$1.247		$1.918	$2.030
Income from investment operations:
Net investment income	.030		.046	.051
Net realized and unrealized gain (loss)	.287		(.648)	.005
Total from investment operations	.317		(.602)	.056
Distributions from:
Net investment income	(.031)		(.044)	(.051)
Net realized gain	—		(.025)	(.117)
Total distributions	(.031)		(.069)	(.168)
Total increase (decrease) in net asset value	.286		(.671)	(.112)
Net asset value, ending	$1.533		$1.247	$1.918

Total return*	25.39%		(31.38%)	2.76%
Ratios to average net assets: A
Net investment income	2.11%		2.50%	2.35%
Total expenses	.91%		.92%	.90%
Expenses before offsets	.91%		.92%	.90%
Net expenses	.91%		.92%	.90%
Portfolio turnover	89%		107%	157%
Net assets, ending (in thousands)	$312,728		$267,916	$446,263

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 31

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 32

# Calvert VP SRI Equity Portfolio

**Semi-Annual Report**
June 30, 2012

Calvert
INVESTMENTS

CALVERT VP SRI EQUITY PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Atlanta Capital Management Company, LLC, Subadvisor

Investment Climate

Equities started the year strong as continuously improving U.S. economic data and healthy corporate earnings helped drive improvements in investor sentiment. However, negative head-winds from the eurozone, a slowdown in China, and the U.S. policy stalemate—which will likely worsen later in this election year—became a drag on equity markets as the year wore on. Despite the pullback, most global equity markets were still up considerably through the first half of 2012.

For the six-month reporting period, the Standard and Poor’s (S&P) 500 Index and Russell 1000 Index returned 9.49% and 9.38%, respectively, while the MSCI EAFE Index was up 3.38% and the MSCI Emerging Markets Index gained 4.12%. Small-cap stocks slightly underperformed large-cap stocks with the Russell 2000 Index of small-caps returning 8.53%. Growth outperformed value as the Russell 1000 Growth Index returned 10.08% versus the Russell 1000 Value Index’s return of 8.68%.

Within the Russell 1000 Index, Telecommunication Services, Financials, and Information Technology were the top-performing sectors through the first half of 2012. Despite a strong bounce this year, Financials lost some ground as negative investor sentiment heightened due to the European economic and sovereign debt crisis. At the same time, fears of a significant slowdown in China caused the Energy, Materials, and Industrials sectors to lag.

The U.S. corporate sector remained strong as aggregate earnings per share for S&P 500 companies grew 7.7% in the fourth quarter of 2011

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.12)
Six month*	9.32%
One year	-0.67%
Five year	2.71%
Ten year	5.36%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.38%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Total Return is not annualized for periods of less than one year.

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on a year-over-year basis. This was followed by 69% of S&P 500 companies beating earnings expectations in the first quarter of 2012. Notably, 67% of these companies also beat their revenue estimates, which indicated improvements in top-line numbers and overall improvement in the strength of the U.S. economy.

Global inflation remained tame. Aggressive accommodative monetary policy by central banks around the globe helped equity markets rally hard off the lows of last fall, albeit on low volume. Also, the Federal Reserve (Fed) announced an extension of “operation twist” through the end of this year in an effort to further reduce long-term interest rates.

% of Total
Economic Sectors	Investments
Consumer Discretionary	13.0%
Consumer Staples	10.4%
Energy	10.4%
Financials	10.8%
Health Care	14.8%
Industrials	9.3%
Information Technology	26.6%
Materials	3.2%
Time Deposit	1.5%
Total	100%

The manufacturing sector continued to provide significant support to the U.S. economic recovery. A weak dollar, thanks to the especially accommodative monetary policy in the United States, continued to help U.S. exports and support the rebuilding of the domestic manufacturing and industrial base. However, some economic indicators have begun to be impacted by the economic recession in Europe and a slowdown in the emerging markets.

While the U.S. labor market is still weak, it showed very encouraging signs, although improvements seemed to slow down in the second quarter. The public sector accounted for a large portion of the job losses. However, we believe hiring will likely resume once pending policy measures clear political hurdles and companies have better visibility for the next several quarters.

2012 started with a surge in oil prices due to geopolitical tensions in the Middle East, but commodity prices--especially food and energy--softened, providing another source of support for the U.S. consumer. The continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery.

On the housing front, most data continued to point to an improving environment in residential housing, supported by historically low mortgage rates and low home prices. Despite high inventories of foreclosures still to be worked through, we believe the repair and the bottoming-out process in the housing market has started and should continue as the U.S. economy and U.S. consumers recover.

The European Central Bank’s LTRO (long term refinancing operation) seemed to help eurozone sovereign bond markets by driving down short-term yields and reducing investors’ perception of the probability of a tail risk event, such as a global financial crisis. Yet despite the positive impact of the LTRO, the fiscal drag began having a pervasive negative impact on economic growth throughout Europe, with core economies also coming under stress.

Markets focused on increased political turmoil in several eurozone countries. Greek elections in mid-June were framed as a referendum on Greece’s status in the eurozone. There was a global sigh of relief after the New Democracy party emerged victorious amid hope that Greece would adhere to the international bailout agreement.

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With Spain’s financial system badly in need of a capital injection, eurozone officials agreed to a 100 billion euro bailout for the country. But concern mounted that bailouts of eurozone countries that subordinate private investors in government bonds to official creditors were scaring away investors from the sovereign bond market, which could further accelerate and exacerbate the sovereign debt crisis and the likelihood of contagion.

After much nervous anticipation, market participants responded to the glimmer of hope arising from the European leaders’ two-day summit at the end of the June with what looked like a short-term relief rally. There were some important breakthroughs at the meeting, with Germany appearing more flexible on many of the proposed solutions.

The Chinese economy continued to show signs of slowing growth, with China’s HSBC Manufacturing PMI in contraction territory for eight consecutive months. China also cut its economic growth target from 8% to 7.5% during the first quarter, signaling its need to transition from an export-driven economy to a more sustainable, consumer-driven economic model.

A potential sharp slowdown or, more importantly, a hard landing in China, fueled by a possible bursting of a real estate bubble there, would certainly ripple strongly throughout the global economy, especially for emerging-market economies that supply China such as Brazil and Australia. As for the United States, this indirect impact may be less damaging than a domestic recession.

Outlook

Despite the resilient economic environment in the United States, the expiration of the Bush tax breaks and the payroll tax holiday, along with debt ceiling negotiations expected later this year, will probably be significant negatives for the economy. Even with positive corporate earnings and continued gradual economic recovery in the United States, these looming developments in the political landscape will most certainly weigh on U.S. gross domestic product growth and are likely to fuel market volatility in the second half of the year.

We believe that the relief rally following the June EU Leaders Summit is a welcome sign, but the positive sentiment may be short-lived as eurozone policymakers’ promises have not yet been backed up by timely actions. Furthermore, a whole range of upcoming policy decisions in the United States won’t be resolved until later this year. However, once we have more visibility into the “fiscal cliff” scenarios, barring disagreement on the extension of stimulative measures, market participants may feel better about investing in risky assets for the long term.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2012

www.calvert.com CALVERT VP SRI EQUITY PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 3

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 to June 30, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/12	6/30/12	1/1/12 - 6/30/12

Actual	$1,000.00	$1,093.24	$5.83

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.29	$5.62

* Expenses are equal to the Fund’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2012

EQUITY SECURITIES - 98.1%	SHARES	VALUE
Air Freight & Logistics - 3.4%
C.H. Robinson Worldwide, Inc	3,220	$188,467
Expeditors International of Washington, Inc.	3,560	137,950
		326,417

Beverages - 4.3%
PepsiCo, Inc	2,690	190,075
The Coca-Cola Co	2,800	218,932
		409,007

Biotechnology - 2.6%
Gilead Sciences, Inc.*	4,770	244,606

Capital Markets - 1.7%
T. Rowe Price Group, Inc	2,520	158,659

Chemicals - 3.2%
Ecolab, Inc.	4,360	298,791

Commercial Banks - 3.8%
SunTrust Banks, Inc.	6,200	150,226
Wells Fargo & Co	6,230	208,331
		358,557

Communications Equipment - 5.8%
Acme Packet, Inc.*	3,120	58,188
Juniper Networks, Inc.*	5,650	92,152
QUALCOMM, Inc.	7,130	396,998
		547,338

Computers & Peripherals - 4.1%
Apple, Inc.*	670	391,280

Consumer Finance - 2.8%
American Express Co.	4,510	262,527

Diversified Financial Services - 1.5%
IntercontinentalExchange, Inc.*	1,070	145,499

Electrical Equipment - 1.6%
Cooper Industries plc	2,290	156,132

Energy Equipment & Services - 4.6%
Cameron International Corp.*	6,580	281,032
Noble Corp.*	4,680	152,240
		433,272

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EQUITY SECURITIES - Cont’d	SHARES	VALUE
Food & Staples Retailing - 6.1%
Costco Wholesale Corp	2,090	$198,550
CVS Caremark Corp.	8,110	378,980
		577,530

Health Care Equipment & Supplies - 3.4%
Edwards Lifesciences Corp.*	1,650	170,445
Intuitive Surgical, Inc.*	140	77,531
Varian Medical Systems, Inc.*	1,200	72,924
		320,900

Health Care Technology - 0.9%
Cerner Corp.*	1,020	84,313

Hotels, Restaurants & Leisure - 2.4%
Starbucks Corp.	4,210	224,477

Industrial Conglomerates - 4.1%
3M Co.	1,470	131,712
Danaher Corp.	5,000	260,400
		392,112

Insurance - 1.0%
Aflac, Inc	2,240	95,402

Internet & Catalog Retail - 4.8%
Amazon.com, Inc.*	850	194,098
priceline.com, Inc.*	400	265,808
		459,906

Internet Software & Services - 4.1%
Google, Inc.*	420	243,629
MercadoLibre, Inc.	1,970	149,326
		392,955

IT Services - 4.8%
Cognizant Technology Solutions Corp.*	4,930	295,800
International Business Machines Corp.	820	160,376
		456,176

Multiline Retail - 2.0%
Kohl’s Corp.	4,100	186,509

Oil, Gas & Consumable Fuels - 5.8%
QEP Resources, Inc.	7,510	225,075
Suncor Energy, Inc.	11,340	328,293
		553,368

Pharmaceuticals - 7.9%
Allergan, Inc	4,850	448,964
Novartis AG (ADR)	2,590	144,781
Perrigo Co	1,310	154,488
		748,233

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EQUITY SECURITIES - Cont’d	SHARES	VALUE
Semiconductors & Semiconductor Equipment - 1.4%
Texas Instruments, Inc	4,640	$133,122

Software - 6.2%
Informatica Corp.*	860	36,430
Intuit, Inc.	3,190	189,326
Microsoft Corp.	7,120	217,801
Salesforce.com, Inc.*	570	78,808
VMware, Inc.*	730	66,459
		588,824

Specialty Retail - 3.8%
CarMax, Inc.*	7,730	200,516
Lowe’s Co.’s, Inc	5,630	160,117
		360,633

Total Equity Securities (Cost $7,847,101)		9,306,545

	PRINCIPAL
TIME DEPOSIT - 1.5%	AMOUNT
State Street Bank Time Deposit, 0.128%, 7/2/12	$ 145,992	145,992

Total Time Deposit (Cost $145,992)		145,992

TOTAL INVESTMENTS (Cost $7,993,093) - 99.6%		9,452,537
Other assets and liabilities, net - 0.4%		35,135
Net assets - 100%		$9,487,672

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 454,598 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$7,763,052
Undistributed net investment income	123
Accumulated net realized gain (loss) on investments	265,053
Net unrealized appreciation (depreciation) on investments	1,459,444

NET ASSETS	$9,487,672

NET ASSET VALUE PER SHARE	$20.87

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $1,637)	$54,697
Interest income	106
Total investment income	54,803

EXPENSES:
Investment advisory fee	24,410
Transfer agency fees and expenses	7,226
Directors’ fees and expenses	1,013
Administrative fees	9,764
Accounting fees	799
Custodian fees	3,109
Reports to shareholders	3,695
Professional fees	8,570
Miscellaneous	146
Total expenses	58,732
Reimbursement from Advisor	(4,050)
Fees paid indirectly	(2)
Net expenses	54,680

NET INVESTMENT INCOME	123

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	366,017
Foreign currency transactions	(5)
366,012
Change in unrealized appreciation (depreciation) on:
Investments	516,016

NET REALIZED AND UNREALIZED GAIN (LOSS)	882,028

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$882,151

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$123	($6,108)
Net realized gain (loss)	366,012	487,467
Change in unrealized appreciation (depreciation)	516,016	(819,126)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	882,151	(337,767)

CAPITAL SHARE TRANSACTIONS:
Shares sold	585,903	3,620,073
Shares redeemed	(1,342,832)	(3,656,051)
Total capital share transactions	(756,929)	(35,978)

TOTAL INCREASE (DECREASE) IN NET ASSETS	125,222	(373,745)

NET ASSETS
Beginning of period	9,362,450	9,736,195
End of period (including undistributed net investment income
of $123 and $0, respectively)	$9,487,672	$9,362,450

CAPITAL SHARE ACTIVITY
Shares sold	27,833	175,732
Shares redeemed	(63,747)	(188,418)
Total capital share activity	(35,914)	(12,686)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Equity Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all relevant facts that are reasonably available, through either public information or information available to the Advisor’s portfolio management team, when determining the fair value of a security.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2012, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2012:

	VALUATION INPUTS
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$9,306,545	—	—	$9,306,545
Other debt obligations	—	$145,992	—	145,992
TOTAL	$9,306,545	$145,992	—	$9,452,537

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing

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rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $3,757 was payable at period end. In addition, $5,759 was payable at period end for operating expenses paid by the Advisor during June 2012.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is 1.12% (1.10% prior to May 1, 2012). For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Portfolio for expenses of $693 for the six months ended June 30, 2012.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the average daily net assets of the Portfolio. Under the terms of the agreement, $1,503 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,415,501 and $2,134,830, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-12	($2,240)
31-Dec-17	(41,983)

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Capital losses may be utilized to offset future capital gains until expiration; however the Portfolio’s use of capital loss car-ryforwards acquired from Ohio National Fund, Inc., Social Awareness Portfolio may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$1,691,200
Unrealized (depreciation)	(286,575)
Net unrealized appreciation/(depreciation)	$1,404,625

Federal income tax cost of investments	$8,047,912

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2012.

For the six months ended June 30, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$7,602	1.44%	$362,536	April 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	June 30,		December 31,	December 31,
	2012		2011	2010
Net asset value, beginning	$19.09		$19.35	$16.51
Income from investment operations:
Net investment income (loss)	**		(.01)	(.01)
Net realized and unrealized gain (loss)	1.78		(.25)	2.86
Total from investment operations	1.78		(.26)	2.85
Distributions from:
Net investment income	—		—	(.01)
Net realized gain	—		—	—
Total distributions	—		—	(.01)
Total increase (decrease) in net asset value	1.78		(.26)	2.84
Net asset value, ending	$20.87		$19.09	$19.35

Total return*	9.32%		(1.34%)	17.26%
Ratios to average net assets: A
Net investment income (loss)	.003	% (a)	(.06%)	(.06%)
Total expenses	1.20	% (a)	1.38%	1.29%
Expenses before offsets	1.12	% (a)	1.09%	1.08%
Net expenses	1.12	% (a)	1.09%	1.08%
Portfolio turnover	15%		61%	41%
Net assets, ending (in thousands)	$9,488		$9,362	$9,736

	YEARS ENDED
	December 31,		December 31,	December 31,
	2009		2008	2007
Net asset value, beginning	$12.95		$20.38	$19.48
Income from investment operations:
Net investment income (loss)	.05		.02	(.01)
Net realized and unrealized gain (loss)	4.39		(7.32)	1.96
Total from investment operations	4.44		(7.30)	1.95
Distributions from:
Net investment income	(.06)		—	—
Net realized gain	(.82)		(.13)	(1.05)
Total distributions	(.88)		(.13)	(1.05)
Total increase (decrease) in net asset value	3.56		(7.43)	.90
Net asset value, ending	$16.51		$12.95	$20.38

Total return*	34.26%		(35.79%)	9.99%
Ratios to average net assets: A
Net investment income (loss)	.31%		.13%	(.03%)
Total expenses	1.26%		1.19%	1.11%
Expenses before offsets	1.08%		1.12%	1.10%
Net expenses	1.08%		1.08%	1.05%
Portfolio turnover	42%		69%	41%
Net assets, ending (in thousands)	$8,494		$6,927	$10,808

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements.
Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** Less than $0.01 per share.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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# Calvert VP SRI Mid Cap Growth Portfolio

**Semi-Annual Report**
June 30, 2012

Calvert INVESTMENTS

CALVERT VP SRI MID CAP GROWTH PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by New Amsterdam Partners, LLC, Subadvisor

Investment Climate

Equities started the year strong as continuously improving U.S. economic data and healthy corporate earnings helped drive improvements in investor sentiment. However, negative head-winds from the eurozone, a slowdown in China, and the U.S. policy stalemate—which will likely worsen later in this election year—became a drag on equity markets as the year wore on. Despite the pullback, most global equity markets were still up considerably through the first half of 2012.

For the six-month reporting period, the Standard and Poor’s (S&P) 500 Index and Russell 1000 Index returned 9.49% and 9.38%, respectively, while the MSCI EAFE Index was up 3.38% and the MSCI Emerging Markets Index gained 4.12%. Small-cap stocks slightly underperformed large-cap stocks with the Russell 2000 Index of small-caps returning 8.53%. Growth outperformed value as the Russell 1000 Growth Index returned 10.08% versus the Russell 1000 Value Index’s return of 8.68%.

Within the Russell 1000 Index, Telecommunication Services, Financials, and Information Technology were the top-performing sectors through the first half of 2012. Despite a strong bounce this year, Financials lost some ground as negative investor sentiment heightened due to the European economic and sovereign debt crisis. At the same time, fears of a significant slowdown in China caused the Energy, Materials, and Industrials sectors to lag.

The U.S. corporate sector remained strong as aggregate earnings per share for S&P 500 companies grew 7.7% in the fourth quarter of 2011

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.12)
Six month*	9.73%
One year	-1.49%
Five year	4.17%
Ten year	6.39%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.16%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

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on a year-over-year basis. This was followed by 69% of S&P 500 companies beating earnings expectations in the first quarter of 2012. Notably, 67% of these companies also beat their revenue estimates, which indicated improvements in top-line numbers and overall improvement in the strength of the U.S. economy.

Global inflation remained tame. Aggressive accommodative monetary policy by central banks around the globe helped equity markets rally hard off the lows of last fall, albeit on low volume. Also, the Federal Reserve (Fed) announced an extension of “operation twist” through the end of this year in an effort to further reduce long-term interest rates.

Economic Sectors	% of Total Investments

Consumer Discretionary	22.0%
Consumer Staples	5.7%
Energy	7.3%
Financials	6.5%
Health Care	11.0%
Industrials	15.2%
Information Technology	21.9%
Materials	8.7%
Telecommunication Services	0.8%
Time Deposit	0.9%

Total	100%

The manufacturing sector continued to provide significant support to the U.S. economic recovery. A weak dollar, thanks to the especially accommodative monetary policy in the United States, continued to help U.S. exports and support the rebuilding of the domestic manufacturing and industrial base. However, some economic indicators have begun to be impacted by the economic recession in Europe and a slowdown in the emerging markets.

While the U.S. labor market is still weak, it showed very encouraging signs, although improvements seemed to slow down in the second quarter. The public sector accounted for a large portion of the job losses. However, we believe hiring will likely resume once pending policy measures clear political hurdles and companies have better visibility for the next several quarters.

2012 started with a surge in oil prices due to geopolitical tensions in the Middle East, but commodity prices--especially food and energy--softened, providing another source of support for the U.S. consumer. The continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery.

On the housing front, most data continued to point to an improving environment in residential housing, supported by historically low mortgage rates and low home prices. Despite high inventories of foreclosures still to be worked through, we believe the repair and the bottoming-out process in the housing market has started and should continue as the U.S. economy and U.S. consumers recover.

The European Central Bank’s LTRO (long term refinancing operation) seemed to help eurozone sovereign bond markets by driving down short-term yields and reducing investors’ perception of the probability of a tail risk event, such as a global financial crisis. Yet despite the positive impact of the LTRO, the fiscal drag began having a pervasive negative impact on economic growth throughout Europe, with core economies also coming under stress.

Markets focused on increased political turmoil in several eurozone countries. Greek elections in mid-June were framed as a referendum on Greece’s status in the eurozone. There was a global sigh of relief after the New Democracy party emerged victorious amid hope that Greece would adhere to the international bailout agreement.

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With Spain’s financial system badly in need of a capital injection, eurozone officials agreed to a 100 billion euro bailout for the country. But concern mounted that bailouts of eurozone countries that subordinate private investors in government bonds to official creditors were scaring away investors from the sovereign bond market, which could further accelerate and exacerbate the sovereign debt crisis and the likelihood of contagion.

After much nervous anticipation, market participants responded to the glimmer of hope arising from the European leaders’ two-day summit at the end of the June with what looked like a short-term relief rally. There were some important breakthroughs at the meeting, with Germany appearing more flexible on many of the proposed solutions.

The Chinese economy continued to show signs of slowing growth, with China’s HSBC Manufacturing PMI in contraction territory for eight consecutive months. China also cut its economic growth target from 8% to 7.5% during the first quarter, signaling its need to transition from an export-driven economy to a more sustainable, consumer-driven economic model.

A potential sharp slowdown or, more importantly, a hard landing in China, fueled by a possible bursting of a real estate bubble there, would certainly ripple strongly throughout the global economy, especially for emerging-market economies that supply China such as Brazil and Australia. As for the United States, this indirect impact may be less damaging than a domestic recession.

Outlook

Despite the resilient economic environment in the United States, the expiration of the Bush tax breaks and the payroll tax holiday, along with debt ceiling negotiations expected later this year, will probably be significant negatives for the economy. Even with positive corporate earnings and continued gradual economic recovery in the United States, these looming developments in the political landscape will most certainly weigh on U.S. gross domestic product growth and are likely to fuel market volatility in the second half of the year.

We believe that the relief rally following the June EU Leaders Summit is a welcome sign, but the positive sentiment may be short-lived as eurozone policymakers’ promises have not yet been backed up by timely actions. Furthermore, a whole range of upcoming policy decisions in the United States won’t be resolved until later this year. However, once we have more visibility into the “fiscal cliff” scenarios, barring disagreement on the extension of stimulative measures, market participants may feel better about investing in risky assets for the long term.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc July 2012

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 to June 30, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/12	6/30/12	1/1/12 - 6/30/12

Actual	$1,000.00	$1,097.28	$5.82

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.31	$5.60

* Expenses are equal to the Fund’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2012

EQUITY SECURITIES - 99.3%	SHARES	VALUE
aerospace & defense - 2.4%
Cubic Corp.	20,675	$994,054

auto Components - 2.2%
TRW Automotive Holdings Corp.*	24,900	915,324

Chemicals - 2.9%
Ecolab, Inc.	17,325	1,187,282

Communications equipment - 1.6%
F5 Networks, Inc.*	6,750	672,030

Computers & Peripherals - 2.9%
NCR Corp.*	52,225	1,187,074

Consumer finance - 2.2%
World Acceptance Corp.*	13,925	916,265

Containers & Packaging - 3.0%
Ball Corp.	30,525	1,253,051

diversified Consumer Services - 4.8%
Coinstar, Inc.*	16,900	1,160,354
Sotheby’s	25,525	851,514
		2,011,868

diversified financial Services - 2.1%
IntercontinentalExchange, Inc.*	6,250	849,875

electronic equipment & Instruments - 2.4%
SYNNEX Corp.*	28,275	975,205

energy equipment & Services - 5.2%
FMC Technologies, Inc.*	24,025	942,501
RPC, Inc	102,187	1,215,003
		2,157,504

food Products - 2.3%
Ingredion, Inc.	19,500	965,640

health Care Providers & Services - 5.6%
AmerisourceBergen Corp.	19,625	772,244
Chemed Corp.	10,475	633,109
WellCare Health Plans, Inc.*	17,300	916,900
		2,322,253

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EQUITY SECURITIES - Cont’d	SHARES	VALUE
household Products - 3.4%
Church & Dwight Co., Inc.	25,450	$1,411,712

Insurance - 2.3%
Torchmark Corp	18,925	956,659

Internet & Catalog retail - 2.5%
Expedia, Inc.	21,625	1,039,514

It Services - 10.9%
Global Payments, Inc	11,250	486,337
Lender Processing Services, Inc.	20,900	528,352
Syntel, Inc	21,450	1,302,015
Teradata Corp.*	14,700	1,058,547
Wright Express Corp.*	18,950	1,169,594
		4,544,845

leisure equipment & Products - 2.8%
Polaris Industries, Inc	16,250	1,161,550

life Sciences - tools & Services - 2.2%
Mettler-Toledo International, Inc.*	5,770	899,255

Machinery - 6.9%
Actuant Corp.	38,825	1,054,487
AGCO Corp.*	15,175	693,953
Valmont Industries, Inc.	9,075	1,097,802
		2,846,242

Media - 1.9%
Gannett Co., Inc	53,975	795,052

Metals & Mining - 2.8%
Reliance Steel & Aluminum Co	23,375	1,180,438

oil, Gas & Consumable fuels - 2.1%
Denbury Resources, Inc.*	58,400	882,424

Pharmaceuticals - 5.4%
Endo Health Solutions, Inc.*	28,475	882,156
Questcor Pharmaceuticals, Inc.*	25,600	1,362,944
		2,245,100

road & rail - 2.6%
Landstar System, Inc.	21,200	1,096,464

Semiconductors & Semiconductor equipment - 2.0%
Lam Research Corp.*	22,375	844,432

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EQUITY SECURITIES - Cont’d	SHARES	VALUE
Specialty retail - 7.8%
ANN, Inc.*	46,450	$1,184,010
Ross Stores, Inc	20,650	1,290,006
The Buckle, Inc.	19,900	787,443
		3,261,459

Trading Companies & Distributors - 3.3%
WESCO International, Inc.*	23,975	1,379,761

Wireless Telecommunication Services - 0.8%
MetroPCS Communications, Inc.*	55,100	333,355

Total Equity Securities (Cost $35,263,665)		41,285,687

	PRINCIPAL
TIME DEPOSIT - 0.8%	AMOUNT
State Street Bank Time Deposit, 0.128%, 7/2/12	$355,636	355,636

Total Time Deposit (Cost $355,636)		355,636

TOTAL INVESTMENTS (Cost $35,619,301) - 100.1%		41,641,323
Other assets and liabilities, net - (0.1%)		(56,484)
net assets - 100%		$41,584,839

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,197,170 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$30,279,974
Undistributed net investment income (loss)		(94,196)
Accumulated net realized gain (loss) on investments		5,377,039
Net unrealized appreciation (depreciation) on investments		6,022,022

NET ASSETS		$41,584,839

NET ASSET VALUE PER SHARE		$34.74

* Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income	$143,130
Interest income	190
Total investment income	143,320

Expenses:
Investment advisory fee	138,324
Transfer agency fees and expenses	18,501
Accounting fees	3,457
Directors’ fees and expenses	4,461
Administrative fees	53,201
Custodian fees	5,945
Reports to shareholders	4,622
Professional fees	8,419
Miscellaneous	596
Total expenses	237,526
Fees paid indirectly	(10)
Net expenses	237,516

Net Investment InCome (loss)	(94,196)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	3,058,972
Change in unrealized appreciation (depreciation)	919,083

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	3,978,055

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,883,859

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	($94,196)	($223,833)
Net realized gain (loss)	3,058,972	5,489,450
Change in unrealized appreciation (depreciation)	919,083	(4,310,372)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,883,859	955,245

Distributions to shareholders from:
Net realized gain	—	(2,488,526)
Total distributions	—	(2,488,526)

Capital share transactions:
Shares sold	1,476,918	8,872,704
Reinvestment of distributions	—	2,488,526
Shares redeemed	(4,068,559)	(13,748,043)
Total capital share transactions	(2,591,641)	(2,386,813)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,292,218	(3,920,094)

NET ASSETS
Beginning of period	40,292,621	44,212,715
End of period (including net investment loss of $94,196 and $0, respectively)	$41,584,839	$40,292,621

CAPITAL SHARE ACTIVITY
Shares sold	42,891	250,241
Reinvestment of distributions	—	78,084
Shares redeemed	(118,231)	(396,879)
Total capital share activity	(75,340)	(68,554)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Mid Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all relevant facts that are reasonably available, through either public information or information available to the Advisor’s portfolio management team, when determining the fair value of a security.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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At June 30, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity securities*	$41,285,687	—	—	$41,285,687
Other debt obligations	—	$355,636	—	355,636
TOTAL	$41,285,687	$355,636	—	$41,641,323

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $21,509 was payable at period end. In addition, $9,142 was payable at period end for operating expenses paid by the Advisor during June 2012.

Calvert Investment Administrative Services, Inc. an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% of the average daily net assets of the Portfolio. Under the terms of the agreement, $8,273 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $526 for the six months ended June 30, 2012. Under the terms of the agreement, $48 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $15,790,692 and $18,640,684, respectively.

As of June 30, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$7,581,319
Unrealized (depreciation)	(1,570,568)
Net unrealized appreciation/(depreciation)	$6,010,751

Federal income tax cost of investments	$35,630,572

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2012.

For the six months ended June 30, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$4,911	1.46%	$165,981	June 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			Periods Ended
	June 30,		December 31,	December 31,
	2012		2011	2010
Net asset value, beginning	$31.66		$32.97	$25.07
Income from investment operations:
Net investment income (loss)	(.08)		(.18)	(.14)
Net realized and unrealized gain (loss)	3.16		.95	8.04
Total from investment operations	3.08		.77	7.90
Distributions from:
Net realized gain	—		(2.08)	—
Total distributions	—		(2.08)	—
Total increase (decrease) in net asset value	3.08		(1.31)	7.90
Net asset value, ending	$34.74		$31.66	$32.97

Total return*	9.73%		2.30%	31.51%
Ratios to average net assets: A
Net investment income (loss)	(.44	%) (a)	(.52%)	(.50%)
Total expenses	1.12	% (a)	1.16%	1.17%
Expenses before offsets	1.12	% (a)	1.16%	1.17%
Net expenses	1.12	% (a)	1.16%	1.17%
Portfolio turnover	37%		47%	100%
Net assets, ending (in thousands)	$41,585		$40,293	$44,213

			Years Ended
	December 31,		December 31,	December 31,
	2009		2008	2007
Net asset value, beginning	$18.99		$30.53	$28.30
Income from investment operations:
Net investment income (loss)	(.05)		(.10)	(.14)
Net realized and unrealized gain (loss)	6.13		(11.25)	3.00
Total from investment operations	6.08		(11.35)	2.86
Distributions from:
Net realized gain	—		(.19)	(.63)
Total distributions	—		(.19)	(.63)
Total increase (decrease) in net asset value	6.08		(11.54)	2.23
Net asset value, ending	$25.07		$18.99	$30.53

Total return*	32.02%		(37.17%)	10.09%
Ratios to average net assets: A
Net investment income (loss)	(.22%)		(.33%)	(.50%)
Total expenses	1.10%		1.18%	1.18%
Expenses before offsets	1.10%		1.18%	1.18%
Net expenses	1.10%		1.16%	1.16%
Portfolio turnover	61%		51%	59%
Net assets, ending (in thousands)	$33,192		$28,277	$54,055

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Item 2.  Code of Ethics.

               Not Applicable

Item 3.  Audit Committee Financial Expert.

               Not Applicable

Item 4.  Principal Accountant Fees and Services.

               Not Applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not Applicable

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: August 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: August 30, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: August 30, 2012